PROSPECTUS

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Conservative ETF Asset Allocation Portfolio

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Ibbotson Balanced ETF Asset Allocation Portfolio

Ibbotson Growth ETF Asset Allocation Portfolio

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

April 6, 2007

The Securities and Exchange Commission has not approved or disapproved the Trust’s shares or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES	32

Asset Allocation Investment Strategy	32

Limitations on Investments in Underlying ETFs	33

Information About The Underlying ETFs	34

Principal Investment Strategies of the Underlying ETFs	34

Temporary Defensive Positions	34

Master/Feeder Structure	35

DESCRIPTION OF SHARE CLASSES	35

Authorized Classes	35

Class Expenses	36

Exchange Privileges	36

MANAGEMENT OF THE PORTFOLIOS	36

Investment Adviser	36

Investment Subadviser	36

Portfolio Managers	37

Potential Conflicts of Interest and Mitigation Strategies	38

SHAREHOLDER INFORMATION	39

Buying and Selling Shares	39

Valuing Shares	40

Excessive Trading and Market Timing Activities	41

Anti-Money Laundering	42

Tax Consequences	42

Distribution Plan	43

OTHER INFORMATION	44

Net Asset Value	44

Disclosure of Portfolio Holdings	45

Service Providers	45

FINANCIAL REPORTS	45

NOTICE OF PRIVACY POLICY & PRACTICES	45

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THE PORTFOLIOS

This Prospectus describes the five portfolios (the “Portfolios”) of Financial Investors Variable Insurance Trust, a Delaware statutory trust (the “Trust”).  The Portfolios are investment vehicles for variable annuity contracts.  The Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolios are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts, and to qualified pension and retirement plans and registered and unregistered separate accounts.  Shares are not offered to the general public.

The Portfolios are divided into five series, Ibbotson Conservative ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio, Ibbotson Balanced Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio, and Ibbotson Aggressive Growth ETF Asset Allocation Portfolio.  Each Portfolio offers Class I and Class II shares.

This Prospectus includes important information about the Portfolios that you should know before investing.  You should read this Prospectus and keep it for future reference.  You also should read the separate account prospectus for the variable annuity contract that you want to purchase.  That prospectus contains information about the contract, your investment options, the separate accounts and expenses related to purchasing a variable annuity contract.

IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION PORTFOLIO

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote.  If there is a material change to the investment objective or principal investment strategy, you should consider whether the Portfolio remains an appropriate investment for you.  There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks to provide investors with current income and preservation of capital.

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”).  The Portfolio will notify you in writing at least 60 days before making any changes to this policy.  For the purposes of this 80% investment policy, assets are measured at the time of purchase.

Principal Investment Strategies

The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments.  The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus.

Under normal market conditions, the Portfolio typically expects to allocate its investments in Underlying ETFs such that 80% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 20% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”).  However, under normal market conditions, the Portfolio typically may, from time to time, invest approximately 70-90% of such allocation in Fixed-Income Underlying ETFs and 10-30% of such allocation in Non-Fixed Income Underlying ETFs.

The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. The following is a general guide regarding the anticipated allocation of assets among these asset classes.  Subject to the approval of ALPS Advisers, Inc., the adviser to the Portfolio (the “Adviser”), Ibbotson Associates, Inc., as the subadviser to the Portfolio (the “Subadviser”), may change these asset classes and the allocations from time-to-time without the approval of or notice to shareholders.

Asset Class	Percentage of Underlying ETF Holdings

Large Cap Growth U.S. Equities	0-20%
Large Cap Value U.S. Equities	0-20%
Small Cap Growth U.S. Equities	0-5%
Small Cap Value U.S. Equities	0-5%
Real Estate Investment Trusts	0-5%
International (non-U.S.) Equities	0-20%
Emerging Markets Equities	0-5%
Core U.S. Bonds	0-40%
Treasury Inflation Protected Securities	0-40%
Short-Term Bonds	0-80%
Commodities	0-10%
Cash	0-80%

Normally, the Portfolio invests substantially all of its assets in Underlying ETFs to meet its investment objective. However, the Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash.

The Portfolio is non-diversified under the Act.  In addition, the ETFs in which the portfolio invests may also be non-diversified.  This means that there is no restriction under the Act on how much the Portfolio or the Underlying ETF may invest in the securities of a single issuer.  Therefore, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

For temporary defensive purposes, including during periods of unusual cash flows, the Portfolio and each of the Underlying ETFs may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash.  During such periods, the Portfolio may not be able to achieve its investment objective. The Portfolio may adopt a defensive strategy when either ALPS Advisers or Ibbotson Associates believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Portfolio.  The main risks of investing in the Portfolio are:

• Management Risk. The Subadviser’s skill in choosing appropriate investments will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Subadviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Subadviser may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio. The Adviser is newly formed and has never managed a mutual fund.

• ETF Risks. When the Portfolio invests in Underlying ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the Underlying ETF.  Therefore, the Portfolio will incur higher expenses, many of which may be duplicative. In addition, Underlying ETFs are also subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviating of the Underlying ETF’s returns from that of the index.  Some Underlying ETFs may be thinly traded, and the costs associated with respect to purchasing and selling the Underlying ETFs (including the bid-ask spread) will be borne by the Portfolio.

• Fixed Income Risks.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Portfolio may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities sometimes typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

• Equity Securities Risk. Through its investments, the Portfolio will be exposed to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Portfolio’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Portfolio’s investments will underperform either the securities markets generally or particular segments of the securities markets.

• Foreign Securities Risk. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

• Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

• Commodity Risk. Some of the Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals.  Thus, the Portfolio may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

• Sector Risk. The Portfolio may have overweighted positions in Underlying ETFs that invest in particular sectors. A particular market sector can be more volatile or underperform relative to the market as a whole. To the extent that the Portfolio has overweighted holdings within a particular sector, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

• Concentration Risk. To the extent that ETFs in which the Portfolio invests concentrate their investments in a particular industry or sector, the Portfolio’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

• Derivatives Risk. Some Underlying ETFs may use derivative instruments. The value of these instruments derives from the value of an underlying asset, currency or index. Investments in these funds may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an underlying fund may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

• Turnover Risk. The Portfolio is actively managed.  Although its portfolio turnover rate is generally anticipated to be low, it may from time to time be high. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Portfolio and its shareholders.  Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

• Non-Diversification Risk.  The Portfolio is non-diversified under the Act.  In addition, the ETFs in which the portfolio invests may also be non-diversified.  This means that there is no restriction under the Act on how much the Portfolio or the Underlying ETF may invest in the securities of a single issuer.  Therefore, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

• Market Timing Risk.  The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities such as small-capitalization stocks or securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage.  Because the Portfolio does not consider Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

• Real Estate Investment Trust (REIT) Risk.  Through its investments, the Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

Performance

Because the Portfolio has been in existence for less than one calendar year, no performance information is included in this prospectus.  Performance information for certain periods will be included in the Portfolio’s first annual or semiannual report.  The performance of the Portfolio will be compared to the Dow Jones Conservative U.S. Portfolio Index as the primary benchmark.  The performance of the Portfolio will also be compared to the 20% S&P 500 Index/80% Lehman Aggregate Bond Index as the secondary benchmark.

Fees and Expenses

The following tables describe the annual operating expenses that you indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract payments to the Portfolio.  However, each insurance contract and separate account assesses fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract or policy prospectus for a complete description of fees and expenses.

Annual fund operating expenses are paid out of a Portfolio’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.  You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets)	Class I	Class II

Management Fee	0.45%	0.45%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses(1)	0.31%	0.31%
Acquired Fund Fees and Expenses(2)	0.18%	0.18%
Total Annual Fund Operating Expenses	0.94%	1.19%
Fee Waiver/Expense Reimbursement(3)	(0.28)%	(0.28)%
Net Annual Fund Operating Expenses	0.66%	0.91%

(1) Because the Portfolio is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

(2) The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests.  The Portfolio’s estimated indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s anticipated average invested balance in each Underlying ETF, the anticipated number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007.  The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.  The Portfolio has two classes.  Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are estimated to be 0.76% and for Class II are estimated to be 1.01%.

(3) The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of either 0.48% of Class I shares average daily net assets through April 30, 2008 or 0.73% of Class II shares average daily net assets through April 30,

2008.  The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I and 0.73% for Class II agreed to by the Adviser and Subadviser.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same.  After one year, the example does not take into consideration the Adviser’s and Subadviser’s agreement to waive fees.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years

Class I	$67	$272
Class II	$93	$350

Ibbotson Income and Growth ETF Asset Allocation Portfolio

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote.  If there is a material change to the investment objective or principal investment strategy, you should consider whether the Portfolio remains an appropriate investment for you.  There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks to provide investors with current income and capital appreciation.

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”).  The Portfolio will notify you in writing at least 60 days before making any changes to this policy.  For the purposes of this 80% investment policy, assets are measured at the time of purchase.

Principal Investment Strategies

The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments.  The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus.

Under normal market conditions, the Portfolio typically expects to allocate its investments in Underlying ETFs such that 60% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 40% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”).  However, under normal market conditions, the Portfolio typically may, from time to time, invest approximately 50-70% of such allocation in Fixed-Income Underlying ETFs and 30-50% of such allocation in Non-Fixed Income Underlying ETFs.

The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. The following is a general guide regarding the anticipated allocation of assets among these asset classes.  Subject to the approval of ALPS Advisers, Inc., the adviser to the Portfolio (the “Adviser”), Ibbotson Associates, Inc., as the subadviser to the Portfolio (the “Subadviser”), may change these asset classes and the allocations from time-to-time without the approval of or notice to shareholders.

Asset Class	Percentage of Portfolio Holdings

Large Cap Growth U.S. Equities	0-30%
Large Cap Value U.S. Equities	0-30%
Small Cap Growth U.S. Equities	0-10%
Small Cap Value U.S. Equities	0-10%
Real Estate Investment Trusts	0-10%
International (non-U.S.) Equities	0-30%
Emerging Markets Equities	0-5%
Core U.S. Bonds	0-40%
Treasury Inflation Protected Securities	0-30%
Short-Term Bonds	0-60%
Commodities	0-10%
Cash	0-60%

Normally, the Portfolio invests substantially all of its assets in Underlying ETFs to meet its investment objective. However, the Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash.

The Portfolio is non-diversified under the Act.  In addition, the ETFs in which the portfolio invests may also be non-diversified.  This means that there is no restriction under the Act on how much the Portfolio or the Underlying ETF may invest in the securities of a single issuer.  Therefore, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

For temporary defensive purposes, including during periods of unusual cash flows, the Portfolio and each of the Underlying ETFs may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash.  During such periods, the Portfolio may not be able to achieve its investment objective. The Portfolio may adopt a defensive strategy when either ALPS Advisers or Ibbotson Associates believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Portfolio.  The main risks of investing in the Portfolio are:

• Management Risk. The Subadviser’s skill in choosing appropriate investments will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Subadviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Subadviser may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio. The Adviser is newly formed and has never managed a mutual fund.

• ETF Risks. When the Portfolio invests in Underlying ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the Underlying ETF.  Therefore, the Portfolio will incur higher expenses, many of which may be duplicative. In addition, Underlying ETFs are also subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviating of the Underlying ETF’s returns from that of the index.  Some Underlying ETFs may be thinly traded, and the costs associated with respect to purchasing and selling the Underlying ETFs (including the bid-ask spread) will be borne by the Portfolio.

• Fixed Income Risks.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Portfolio may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities sometimes typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

• Equity Securities Risk. Through its investments, the Portfolio will be exposed to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Portfolio’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Portfolio’s investments will underperform either the securities markets generally or particular segments of the securities markets.

• Foreign Securities Risk. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

• Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

• Commodity Risk. Some of the Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals.  Thus, the Portfolio may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

• Sector Risk. The Portfolio may have overweighted positions in Underlying ETFs that invest in particular sectors. A particular market sector can be more volatile or underperform relative to the market as a whole. To the extent that the Portfolio has overweighted holdings within a particular sector, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

• Concentration Risk. To the extent that ETFs in which the Portfolio invests concentrate their investments in a particular industry or sector, the Portfolio’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

• Derivatives Risk. Some Underlying ETFs may use derivative instruments. The value of these instruments derives from the value of an underlying asset, currency or index. Investments in these funds may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an underlying fund may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

• Turnover Risk. The Portfolio is actively managed.  Although its portfolio turnover rate is generally anticipated to be low, it may from time to time be high. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Portfolio and its shareholders.  Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

• Non-Diversification Risk.  The Portfolio is non-diversified under the Act.  In addition, the ETFs in which the portfolio invests may also be non-diversified.  This means that there is no restriction under the Act on how much the Portfolio or the Underlying ETF may invest in the securities of a single issuer.  Therefore, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

• Market Timing Risk.  The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities such as small-capitalization stocks or securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage.  Because the Portfolio does not consider Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

• Real Estate Investment Trust (REIT) Risk.  Through its investments, the Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

Performance

Because the Portfolio has been in existence for less than one calendar year, no performance information is included in this prospectus.  Performance information for certain periods will be included in the Portfolio’s first annual or semiannual report.  The performance of the Portfolio will be compared to the Dow Jones Moderately Conservative U.S. Portfolio Index as the primary benchmark.  The performance of the Portfolio will also be compared to the 40% S&P 500 Index/60% Lehman Aggregate Bond Index as the secondary benchmark.

Fees and Expenses

The following tables describe the annual operating expenses that you indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract payments to the Portfolio.  However, each insurance contract and separate account assesses fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract or policy prospectus for a complete description of fees and expenses.

Annual fund operating expenses are paid out of a Portfolio’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.  You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets)	Class I	Class II

Management Fee	0.45%	0.45%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses(1)	0.31%	0.31%
Acquired Fund Fees and Expenses(2)	0.18%	0.18%
Total Annual Fund Operating Expenses	0.94%	1.19%
Fee Waiver/Expense Reimbursement(3)	(0.28)%	(0.28)%
Net Annual Fund Operating Expenses	0.66%	0.91%

(1) Because the Portfolio is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

(2) The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests.  The Portfolio’s estimated indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s anticipated average invested balance in each Underlying ETF, the anticipated number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007.  The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.  The Portfolio has two classes.  Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are estimated to be 0.76% and for Class II are estimated to be 1.01%.

(3) The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of either 0.48% of Class I shares average daily net assets through April 30, 2008 or 0.73% of Class II shares average daily net assets through April 30, 2008.  The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I and 0.73% for Class II agreed to by the Adviser and Subadviser.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same.  After one year, the example does not take into consideration the Adviser’s and Subadviser’s agreement to waive fees.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years

Class I	$67	$272
Class II	$93	$350

Ibbotson Balanced ETF Asset Allocation Portfolio

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote.  If there is a material change to the investment objective or principal investment strategy, you should consider whether the Portfolio remains an appropriate investment for you.  There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks to provide investors with capital appreciation and some current income.

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”).  The Portfolio will notify you in writing at least 60 days before making any changes to this policy.  For the purposes of this 80% investment policy, assets are measured at the time of purchase.

Principal Investment Strategies

The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments.  The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus.

Under normal market conditions, the Portfolio typically expects to allocate its investments in Underlying ETFs such that 40% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 60% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”).  However, under normal market conditions, the Portfolio typically may, from time to time, invest approximately 30-50% of such allocation in Fixed-Income Underlying ETFs and 60-80% of such allocation in Non-Fixed Income Underlying ETFs.

The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. The following is a general guide regarding the anticipated allocation of assets among these asset classes.  Subject to the approval of ALPS Advisers, Inc., the adviser to the Portfolio (the “Adviser”), Ibbotson Associates, Inc., as the subadviser to the Portfolio (the “Subadviser”), may change these asset classes and the allocations from time-to-time without the approval of or notice to shareholders.

Asset Class	Percentage of Portfolio Holdings

Large Cap Growth U.S. Equities	0-30%
Large Cap Value U.S. Equities	0-30%
Small Cap Growth U.S. Equities	0-15%
Small Cap Value U.S. Equities	0-15%
Real Estate Investment Trusts	0-15%
International (non-U.S.) Equities	0-30%
Emerging Markets Equities	0-10%
Core U.S. Bonds	0-30%
Treasury Inflation Protected Securities	0-20%
Short-Term Bonds	0-40%
Commodities	0-10%
Cash	0-40%

Normally, the Portfolio invests substantially all of its assets in Underlying ETFs to meet its investment objective. However, the Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash.

The Portfolio is non-diversified under the Act.  In addition, the ETFs in which the portfolio invests may also be non-diversified.  This means that there is no restriction under the Act on how much the Portfolio or the Underlying ETF may invest in the securities of a single issuer.  Therefore, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

For temporary defensive purposes, including during periods of unusual cash flows, the Portfolio and each of the Underlying ETFs may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash.  During such periods, the Portfolio may not be able to achieve its investment objective. The Portfolio may adopt a defensive strategy when either ALPS Advisers or Ibbotson Associates believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Portfolio.  The main risks of investing in the Portfolio are:

• Management Risk. The Subadviser’s skill in choosing appropriate investments will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Subadviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Subadviser may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio. The Adviser is newly formed and has never managed a mutual fund.

• ETF Risks. When the Portfolio invests in Underlying ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the Underlying ETF.  Therefore, the Portfolio will incur higher expenses, many of which may be duplicative. In addition, Underlying ETFs are also subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviating of the Underlying ETF’s returns from that of the index.  Some Underlying ETFs may be thinly traded, and the costs associated with respect to purchasing and selling the Underlying ETFs (including the bid-ask spread) will be borne by the Portfolio.

• Fixed Income Risks.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Portfolio may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities sometimes typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

• Equity Securities Risk. Through its investments, the Portfolio will be exposed to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Portfolio’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Portfolio’s investments will underperform either the securities markets generally or particular segments of the securities markets.

• Foreign Securities Risk. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

• Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

• Commodity Risk. Some of the Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals.  Thus, the Portfolio may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

• Sector Risk. The Portfolio may have overweighted positions in Underlying ETFs that invest in particular sectors. A particular market sector can be more volatile or underperform relative to the market as a whole. To the extent that the Portfolio has overweighted holdings within a particular sector, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

• Concentration Risk. To the extent that ETFs in which the Portfolio invests concentrate their investments in a particular industry or sector, the Portfolio’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

• Derivatives Risk. Some Underlying ETFs may use derivative instruments. The value of these instruments derives from the value of an underlying asset, currency or index. Investments in these funds may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an underlying fund may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

• Turnover Risk. The Portfolio is actively managed.  Although its portfolio turnover rate is generally anticipated to be low, it may from time to time be high. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Portfolio and its shareholders.  Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

• Non-Diversification Risk.  The Portfolio is non-diversified under the Act.  In addition, the ETFs in which the portfolio invests may also be non-diversified.  This means that there is no restriction under the Act on how much the Portfolio or the Underlying ETF may invest in the securities of a single issuer.  Therefore, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

• Market Timing Risk.  The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities such as small-capitalization stocks or securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage.  Because the Portfolio does not consider Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

• Real Estate Investment Trust (REIT) Risk.  Through its investments, the Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

Performance

Because the Portfolio has been in existence for less than one calendar year, no performance information is included in this prospectus.  Performance information for certain periods will be included in the Portfolio’s first annual or semiannual report.  The performance of the Portfolio will be compared to the Dow Jones Moderate U.S. Portfolio Index as the primary benchmark.  The performance of the Portfolio will also be compared to the 60% S&P 500 Index/40% Lehman Aggregate Bond Index as the secondary benchmark.

Fees and Expenses

The following tables describe the annual operating expenses that you indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract payments to the Portfolio.  However, each insurance contract and separate account assesses fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract or policy prospectus for a complete description of fees and expenses.

Annual fund operating expenses are paid out of a Portfolio’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.  You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets)	Class I	Class II

Management Fee	0.45%	0.45%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses(1)	0.31%	0.31%
Acquired Fund Fees and Expenses(2)	0.18%	0.18%
Total Annual Fund Operating Expenses	0.94%	1.19%
Fee Waiver/Expense Reimbursement(3)	(0.28)%	(0.28)%
Net Annual Fund Operating Expenses	0.66%	0.91%

(1) Because the Portfolio is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

(2) The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests.  The Portfolio’s estimated indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s anticipated average invested balance in each Underlying ETF, the anticipated number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007.  The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.  The Portfolio has two classes.  Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are estimated to be 0.76% and for Class II are estimated to be 1.01%.

(3) The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of either 0.48% of Class I shares average daily net assets through April 30, 2008 or 0.73% of Class II shares average daily net assets through April 30, 2008.  The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I and 0.73% for Class II agreed to by the Adviser and Subadviser.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same.  After one year, the example does not take into consideration the Adviser’s and Subadviser’s agreement to waive fees.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years

Class I	$67	$272
Class II	$93	$350

Ibbotson Growth ETF Asset Allocation Portfolio

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote.  If there is a material change to the investment objective or principal investment strategy, you should consider whether the Portfolio remains an appropriate investment for you.  There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks to provide investors with capital appreciation.

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”).  The Portfolio will notify you in writing at least 60 days before making any changes to this policy.  For the purposes of this 80% investment policy, assets are measured at the time of purchase.

Principal Investment Strategies

The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments.  The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus.

Under normal market conditions, the Portfolio typically expects to allocate its investments in Underlying ETFs such that 20% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 80% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”).  However, under normal market conditions, the Portfolio typically may, from time to time, invest approximately 10-30% of such allocation in Fixed-Income Underlying ETFs and 70-90% of such allocation in Non-Fixed Income Underlying ETFs.

The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. The following is a general guide regarding the anticipated allocation of assets among these asset classes.  Subject to the approval of ALPS Advisers, Inc., the adviser to the Portfolio (the “Adviser”), Ibbotson Associates, Inc., as the subadviser to the Portfolio (the “Subadviser”), may change these asset classes and the allocations from time-to-time without the approval of or notice to shareholders.

Asset Class	Percentage of Portfolio Holdings

Large Cap Growth U.S. Equities	0-40%
Large Cap Value U.S. Equities	0-40%
Small Cap Growth U.S. Equities	0-20%
Small Cap Value U.S. Equities	0-20%
Real Estate Investment Trusts	0-20%
International (non-U.S.) Equities	0-30%
Emerging Markets Equities	0-10%
Core U.S. Bonds	0-20%
Treasury Inflation Protected Securities	0-10%
Short-Term Bonds	0-20%
Commodities	0-10%
Cash	0-20%

Normally, the Portfolio invests substantially all of its assets in Underlying ETFs to meet its investment objective. However, the Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash.

The Portfolio is non-diversified under the Act.  In addition, the ETFs in which the portfolio invests may also be non-diversified.  This means that there is no restriction under the Act on how much the Portfolio or the Underlying ETF may invest in the securities of a single issuer.  Therefore, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

For temporary defensive purposes, including during periods of unusual cash flows, the Portfolio and each of the Underlying ETFs may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash.  During such periods, the Portfolio may not be able to achieve its investment objective. The Portfolio may adopt a defensive strategy when either ALPS Advisers or Ibbotson Associates believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Portfolio.  The main risks of investing in the Portfolio are:

• Management Risk. The Subadviser’s skill in choosing appropriate investments will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Subadviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Subadviser may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio. The Adviser is newly formed and has never managed a mutual fund.

• ETF Risks. When the Portfolio invests in Underlying ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the Underlying ETF.  Therefore, the Portfolio will incur higher expenses, many of which may be duplicative. In addition, Underlying ETFs are also subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviating of the Underlying ETF’s returns from that of the index.  Some Underlying ETFs may be thinly traded, and the costs associated with respect to purchasing and selling the Underlying ETFs (including the bid-ask spread) will be borne by the Portfolio.

• Fixed Income Risks.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Portfolio may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities sometimes typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

• Equity Securities Risk. Through its investments, the Portfolio will be exposed to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Portfolio’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Portfolio’s investments will underperform either the securities markets generally or particular segments of the securities markets.

• Foreign Securities Risk. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

• Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

• Commodity Risk. Some of the Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals.  Thus, the Portfolio may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

• Sector Risk. The Portfolio may have overweighted positions in Underlying ETFs that invest in particular sectors. A particular market sector can be more volatile or underperform relative to the market as a whole. To the extent that the Portfolio has overweighted holdings within a particular sector, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

• Concentration Risk. To the extent that ETFs in which the Portfolio invests concentrate their investments in a particular industry or sector, the Portfolio’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

• Derivatives Risk. Some Underlying ETFs may use derivative instruments. The value of these instruments derives from the value of an underlying asset, currency or index. Investments in these funds may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an underlying fund may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

• Turnover Risk. The Portfolio is actively managed.  Although its portfolio turnover rate is generally anticipated to be low, it may from time to time be high. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Portfolio and its shareholders.  Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

• Non-Diversification Risk.  The Portfolio is non-diversified under the Act.  In addition, the ETFs in which the portfolio invests may also be non-diversified.  This means that there is no restriction under the Act on how much the Portfolio or the Underlying ETF may invest in the securities of a single issuer.  Therefore, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

• Market Timing Risk.  The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities such as small-capitalization stocks or securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage.  Because the Portfolio does not consider Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

• Real Estate Investment Trust (REIT) Risk.  Through its investments, the Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

Performance

Because the Portfolio has been in existence for less than one calendar year, no performance information is included in this prospectus.  Performance information for certain periods will be included in the Portfolio’s first annual or semiannual report.  The performance of the Portfolio will be compared to the Dow Jones Moderately Aggressive U.S. Portfolio Index as the primary benchmark.  The performance of the Portfolio will also be compared to the 80% S&P 500 Index/20% Lehman Aggregate Bond Index as the secondary benchmark.

Fees and Expenses

The following tables describe the annual operating expenses that you indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract payments to the Portfolio.  However, each insurance contract and separate account assesses fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract or policy prospectus for a complete description of fees and expenses.

Annual fund operating expenses are paid out of a Portfolio’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.  You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets)	Class I	Class II

Management Fee	0.45%	0.45%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses(1)	0.31%	0.31%
Acquired Fund Fees and Expenses(2)	0.18%	0.18%
Total Annual Fund Operating Expenses	0.94%	1.19%
Fee Waiver/Expense Reimbursement(3)	(0.28)%	(0.28)%
Net Annual Fund Operating Expenses	0.66%	0.91%

(1) Because the Portfolio is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

(2) The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests.  The Portfolio’s estimated indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s anticipated average invested balance in each Underlying ETF, the anticipated number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007.  The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.  The Portfolio has two classes.  Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are estimated to be 0.76% and for Class II are estimated to be 1.01%.

(3) The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of either 0.48% of Class I shares average daily net assets through April 30, 2008 or 0.73% of Class II shares average daily net assets through April 30, 2008.  The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I and 0.73% for Class II agreed to by the Adviser and Subadviser.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same.  After one year, the example does not take into consideration the Adviser’s and Subadviser’s agreement to waive fees.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years

Class I	$67	$272
Class II	$93	$350

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote.  If there is a material change to the investment objective or principal investment strategy, you should consider whether the Portfolio remains an appropriate investment for you.  There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks to provide investors with capital appreciation.

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”).  The Portfolio will notify you in writing at least 60 days before making any changes to this policy.  For the purposes of this 80% investment policy, assets are measured at the time of purchase.

Principal Investment Strategies

The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments.  The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus.

Under normal market conditions, the Portfolio typically expects to allocate its investments in Underlying ETFs such that 10% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 90% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”).  However, under normal market conditions, the Portfolio typically may, from time to time, invest approximately 0-20% of such allocation in Fixed-Income Underlying ETFs and 80-100% of such allocation in Non-Fixed Income Underlying ETFs.

The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. The following is a general guide regarding the anticipated allocation of assets among these asset classes.  Subject to the approval of ALPS Advisers, Inc., the adviser to the Portfolio (the “Adviser”), Ibbotson Associates, Inc., as the subadviser to the Portfolio (the “Subadviser”), may change these asset classes and the allocations from time-to-time without the approval of or notice to shareholders.

Asset Class	Percentage of Portfolio Holdings

Large Cap Growth U.S. Equities	0-50%
Large Cap Value U.S. Equities	0-50%
Small Cap Growth U.S. Equities	0-25%
Small Cap Value U.S. Equities	0-25%
Real Estate Investment Trusts	0-25%
International (non-U.S.) Equities	0-40%
Emerging Markets Equities	0-10%
Core U.S. Bonds	0-10%
Treasury Inflation Protected Securities	0-5%
Short-Term Bonds	0-10%
Commodities	0-10%
Cash	0-10%

Normally, the Portfolio invests substantially all of its assets in Underlying ETFs to meet its investment objective. However, the Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash.

The Portfolio is non-diversified under the Act.  In addition, the ETFs in which the portfolio invests may also be non-diversified.  This means that there is no restriction under the Act on how much the Portfolio or the Underlying ETF may invest in the securities of a single issuer.  Therefore, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

For temporary defensive purposes, including during periods of unusual cash flows, the Portfolio and each of the Underlying ETFs may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash.  During such periods, the Portfolio may not be able to achieve its investment objective. The Portfolio may adopt a defensive strategy when either ALPS Advisers or Ibbotson Associates believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Portfolio.  The main risks of investing in the Portfolio are:

• Management Risk. The Subadviser’s skill in choosing appropriate investments will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Subadviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Subadviser may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio. The Adviser is newly formed and has never managed a mutual fund.

• ETF Risks. When the Portfolio invests in Underlying ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the Underlying ETF.  Therefore, the Portfolio will incur higher expenses, many of which may be duplicative. In addition, Underlying ETFs are also subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviating of the Underlying ETF’s returns from that of the index.  Some Underlying ETFs may be thinly traded, and the costs associated with respect to purchasing and selling the Underlying ETFs (including the bid-ask spread) will be borne by the Portfolio.

• Fixed Income Risks.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Portfolio may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities sometimes typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

• Equity Securities Risk. Through its investments, the Portfolio will be exposed to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Portfolio’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Portfolio’s investments will underperform either the securities markets generally or particular segments of the securities markets.

• Foreign Securities Risk. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

• Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

• Commodity Risk. Some of the Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals.  Thus, the Portfolio may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

• Sector Risk. The Portfolio may have overweighted positions in Underlying ETFs that invest in particular sectors. A particular market sector can be more volatile or underperform relative to the market as a whole. To the extent that the Portfolio has overweighted holdings within a particular sector, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

• Concentration Risk. To the extent that ETFs in which the Portfolio invests concentrate their investments in a particular industry or sector, the Portfolio’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

• Derivatives Risk. Some Underlying ETFs may use derivative instruments. The value of these instruments derives from the value of an underlying asset, currency or index. Investments in these funds may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an underlying fund may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

• Turnover Risk. The Portfolio is actively managed.  Although its portfolio turnover rate is generally anticipated to be low, it may from time to time be high. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Portfolio and its shareholders.  Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

• Non-Diversification Risk.  The Portfolio is non-diversified under the Act.  In addition, the ETFs in which the portfolio invests may also be non-diversified.  This means that there is no restriction under the Act on how much the Portfolio or the Underlying ETF may invest in the securities of a single issuer.  Therefore, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

• Market Timing Risk.  The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities such as small-capitalization stocks or securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage.  Because the Portfolio does not consider Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

• Real Estate Investment Trust (REIT) Risk.  Through its investments, the Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

Performance

Because the Portfolio has been in existence for less than one calendar year, no performance information is included in this prospectus.  Performance information for certain periods will be included in the Portfolio’s first annual or semiannual report.  The performance of the Portfolio will be compared to the Dow Jones Aggressive U.S. Portfolio Index as the primary benchmark.  The performance of the Portfolio will also be compared to the 90% S&P 500 Index/10% Lehman Aggregate Bond Index as the secondary benchmark.

Fees and Expenses

The following tables describe the annual operating expenses that you indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract payments to the Portfolio.  However, each insurance contract and separate account assesses fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract or policy prospectus for a complete description of fees and expenses.

Annual fund operating expenses are paid out of a Portfolio’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.  You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets)	Class I	Class II

Management Fee	0.45%	0.45%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses(1)	0.31%	0.31%
Acquired Fund Fees and Expenses(2)	0.18%	0.18%
Total Annual Fund Operating Expenses	0.94%	1.19%
Fee Waiver/Expense Reimbursement(3)	(0.28)%	(0.28)%
Net Annual Fund Operating Expenses	0.66%	0.91%

(1) Because the Portfolio is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

(2) The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests.  The Portfolio’s estimated indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s anticipated average invested balance in each Underlying ETF, the anticipated number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007.  The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.  The Portfolio has two classes.  Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are estimated to be 0.76% and for Class II are estimated to be 1.01%.

(3) The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of either 0.48% of Class I shares average daily net assets through April 30, 2008 or 0.73% of Class II shares average daily net assets through April 30, 2008.  The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I and 0.73% for Class II agreed to by the Adviser and Subadviser.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same.  After one year, the example does not take into consideration the Adviser’s and Subadviser’s agreement to waive fees.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years

Class I	$67	$272
Class II	$93	$350

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

Asset Allocation Investment Strategy

ALPS Advisers, Inc., the investment adviser (“ALPS Advisers” or the “Adviser”) and the Trust have engaged Ibbotson Associates, Inc. (“Ibbotson Associates” or the “Subadviser”) to act as subadviser to each Portfolio.  Subject to ALPS Adviser’s supervision, Ibbotson Associates allocates each Portfolio’s assets among a variety of asset class and short-term (money market) investments by investing in Underlying ETFs. These Underlying ETFs, in turn, invest in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments.

Ibbotson Associates utilizes asset allocation models developed by Ibbotson Associates to allocate each Portfolio’s assets among the Underlying ETFs.  Ibbotson Associates uses a three step asset allocation process for these Portfolios. First, Ibbotson Associates seeks to develop an optimal long-term strategic asset allocation model for each Portfolio using different asset classes.  Ibbotson Associates uses a process called mean variance optimization (“MVO”) as a primary tool to develop the strategic asset class allocations.  Using expected returns, standard deviations and correlations of the different asset classes, MVO seeks to identify a combination of asset classes that is expected to maximize return for a given level of risk or minimize risk for a given level of return.

Next, Ibbotson Associates applies its dynamic asset allocation process. Dynamic asset allocation is the process of making short-term deviations from the strategic ETF Asset Allocation Portfolio based on the market outlook to add value by capitalizing on market and other systemic trends. The goal of dynamic asset allocation overlay is to enhance the Portfolio’s overall risk and return characteristics by dynamically deviating from the long-term strategic asset allocation positions. In other words, the investment objective of dynamic asset allocation is to outperform a strategic asset allocation policy (i.e., the investment policy benchmark). Ibbotson Associates’ dynamic asset allocation process is designed to be an overlay to a strategic asset allocation program, with the goal of enhancing returns while maintaining the long-term expected risk characteristics of the portfolio. The process primarily utilizes multi-factor quantitative and qualitative signals, which include broad macroeconomic factors, valuation at the asset class level, and momentum signals, along with advanced risk budgeting techniques in order to determine relative asset class over/under weights. Ibbotson Associates implements the asset class over/underweights when they are expected to enhance the portfolio’s returns while maintaining the expected risk characteristics. The magnitude of the dynamic decisions depends on factor strength and the confidence from the analysis, but will not exceed the overall portfolio risk budget. Ibbotson Associates’ Investment Policy Committee meets regularly to discuss the current and future potential dynamic decisions, although only 3-5 dynamic moves are likely to occur in a given year, and more or fewer may be made depending on the events occurring in the markets.

Finally, having determined the long-term strategic target allocations and dynamic allocations for each Portfolio, Ibbotson Associates will then seek to determine the optimal combination of Underlying ETFs, or Underlying ETF targets, in order to meet the market target allocations for each Portfolio.  ALPS Advisers and Ibbotson Associates agree from time to time to review the universe of Underlying ETFs that Ibbotson Associates may consider when making Underlying ETF allocation decisions.  Ibbotson Associates’ analysis in selecting and weighting the Underlying ETFs from that universe may include returns-based style analysis, Underlying ETF performance analysis, review of Underlying ETF tracking error, and Underlying ETF expenses.  Ibbotson Associates seeks to determine the combination of Underlying ETFs that it believes will meet the target allocations for each Portfolio.

Each Portfolio will invest the proceeds from the sale of its shares, reinvest dividends generated from the Underlying ETFs, reinvest other income, and redeem investments in the Underlying ETFs to provide the cash necessary to satisfy redemption requests for Portfolio shares. However, the portion of each Portfolio’s net assets represented by an Underlying ETF or asset class could differ substantially over time from the target allocation, as the Underlying ETFs’ asset values may change due to market movements and portfolio management decisions. Periodically, Ibbotson Associates will re-evaluate each Portfolio’s asset allocation and may recommend the rebalancing of a Portfolio’s assets among Underlying ETFs to meet the target allocations. Each Portfolio may change its target allocation to each asset class, the Underlying ETFs’ exposure to each asset class, or target allocations to each Underlying ETF (including adding or deleting Underlying ETFs) without prior approval from or notice to shareholders.

Decisions to sell shares of the Underlying ETFs are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of a Portfolio’s portfolio holdings, or as an adjustment to an Underlying ETF’s target allocation based on Ibbotson Associates’ view of the Portfolio’s characteristics and other allocation criteria.  ALPS Advisers retains sole, ultimate authority over the allocation of each Portfolio’s assets and the selection of, and allocation to, the particular Underlying ETFs in which the Portfolio will invest, but generally follows the views of Ibbotson Associates.

Limitations on Investments in Underlying ETFs

Section 12(d)(1) of the 1940 Act generally prohibits a Portfolio from acquiring: (i) more than 3% of another open-end investment company’s voting stock; (ii) securities of another open-end investment company with a value in excess of 5% of a Portfolio’s total assets; or (iii) securities of such other open-end investment company and all other open-end investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio’s total assets. In addition, Section 12(d)(1) generally prohibits another open-end investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other open-end investment company’s voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.  Some Underlying ETFs have obtained exemptive orders permitting other investment companies, such as the Portfolios, to acquire their securities in excess of the Section 12(d)(1) limits of the 1940 Act.  Each Portfolio intends to rely on such exemptive orders and to comply with the conditions specified in such exemptive orders from time to time.  Any Underlying ETF investment not subject to such exemptive orders will comply with Section 12(d)(1) of the 1940 Act.

In addition, with respect to investments in “affiliated ETFs” made pursuant to such exemptive orders, the Adviser will waive fees otherwise payable to it by a Portfolio in an amount at least equal to any compensation received by the Adviser or an affiliated person of the Adviser from an Underlying ETF in connection with the investment by the Portfolio in the Underlying ETF.  Similarly, the Subadviser will waive fees otherwise payable to the Subadviser, directly or indirectly, by the Portfolio in an amount at least equal to any compensation received by the

Subadviser, or an affiliated person of the Subadviser, in connection with any investment by the Portfolio in the Underlying ETF made at the direction of the Subadviser.  In the event that the Subadviser waives fees, the benefit of the waiver will be passed through to the Portfolio.

Some Underlying ETFs, such as those that invest primarily in commodities and commodity futures, may not be registered as investment companies under the Investment Company Act of 1940.  Therefore, the restrictions on investment discussed above would not apply to those Underlying ETFs.

Information About The Underlying ETFs

The Underlying ETF in which the Funds intend to invest may change from time to time and the Portfolios may invest in Underlying ETFs in addition to those described below at the discretion of ALPS Advisers and Ibbotson Associates without prior notice to or approval of shareholders.  The prospectus and SAI for each Underlying ETF is available on the SEC’s website www.sec.gov.

Each Underlying ETF will normally be invested according to its investment strategy.  However, each Underlying ETF may also have the ability to invest without limitation in money market instruments or other investments for temporary defensive purposes.  See “Temporary Defensive Purposes” below.

Principal Investment Strategies of the Underlying ETFs

Each Underlying ETF utilizes a low cost ‘‘passive’’ or ‘‘indexing’’ investment approach to attempt to approximate the investment performance of its benchmark.

THE UNDERLYING ETFS IN WHICH THE PORTFOLIOS INVEST MAY BE CHANGED FROM TIME TO TIME AND AT ANY TIME, BASED ON THE ADVISER’S AND SUBADVISER’S JUDGMENT.

Generally, each Underlying ETF will be fully invested in accordance with its investment objectives and strategies.  However, pending investment of cash balances, or if an Underlying ETF’s portfolio manager believes that business, economic, political, or financial conditions warrant, an Underlying ETF may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, banker’s acceptances, and interest bearing saving deposits of commercial banks; (3) prime quality commercial paper; and (4) repurchase agreements covering any of the foregoing securities.  Should this occur, the Underlying ETF will not be pursuing its investment objective and may miss potential market upswings.

Temporary Defensive Positions

When securities markets or economic conditions are unfavorable or unsettled, a Portfolio or Underlying ETF may adopt temporary defensive positions by investing up to 100% of its net assets in securities that are highly liquid, such as high-quality money market instruments, short-term U.S. Government obligations, commercial paper, or repurchase agreements, even though these positions are inconsistent with a Portfolio’s or Underlying ETF’s principal investment strategies.

Investments that are highly liquid and comparatively safe tend to offer lower returns.  As a result, the Portfolio or Underlying ETF may not realize its investment objective if it is required to make temporary defensive investments.

Master/Feeder Structure

In lieu of investing directly, a Portfolio may seek to achieve its investment objective by converting to a Master/Feeder Structure pursuant to which the Portfolio would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Portfolio.  The Master/Feeder Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to invest all of their assets in the same portfolio instead of managing them separately, thereby achieving certain economies of scale.  The SAI contains more information about the possible conversion to a Master/Feeder Structure.

DESCRIPTION OF SHARE CLASSES

Each Portfolio has two classes of shares, Class I and II shares. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you purchase shares of the Portfolio, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor.

Authorized Classes

Each Portfolio may issue one or more classes of shares, in the same or separate prospectuses, which may include Class I and Class II (collectively, the “Classes” and individually, each a “Class”).

Class I and Class II shares are sold without a sales load. Class II shares may also be offered with fees for distribution, servicing and marketing of such shares (“12b-1 Fees”), as well as fees for shareholder servicing (“Service Organization Fees” and “Shareholder Servicing Fees”) of such shares pursuant to a Distribution Agreement. These shareholder servicing activities generally include responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. Class I shares do not impose 12b-1 Fees, Service Organization Fees or Shareholder Servicing Fees. As mentioned above, depending upon how you purchase shares of the Portfolio, the share classes available to you may vary.

The Classes of shares issued by any Portfolio will be identical in all respects except of Class designation, allocation of certain expenses for a Class directly related to the distribution or service arrangement, or both, and voting rights.  Each Class votes separately with respect to issues affecting only that Class. Shares of all Classes will represent interests in the same investment Portfolio.  Therefore, each Class is subject to the same investment objectives, policies and limitations.

Class Expenses

Each Class of shares shall bear expenses, not including advisory or custodial fees or other expenses related to the management of the Portfolio’s assets, that are directly attributable to the kind or degree of services rendered to that Class (“Class Expenses”).

Class Expenses, including the management fee or the fee of other service providers, may be waived or reimbursed by the Portfolio’s investment adviser, underwriter, or any other provider of services to the Portfolios with respect to each Class of a Portfolio on a Class by Class basis.

Exchange Privileges

Shareholders may exchange shares of one Portfolio for shares of any of the other portfolios of the Trust which are available for sale in their state.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

ALPS Advisers, Inc. (the “Adviser”) is newly registered with the Securities and Exchange Commission as an investment adviser.  The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation.  The Adviser has no prior experience managing registered investment companies.  However, as part of the acquisition, the Adviser employs four investment professionals with more than 70 years combined industry experience managing investments.  Such professionals previously were employed by Bank of America Investment Advisers, Inc.

Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of each Portfolio’s business affairs.  The Adviser invests the assets of each Portfolio, either directly or through the use of one or more Subadvisers, according to each Portfolio’s investment objective, policies, and restrictions.  The Adviser furnishes at its own expense all of the necessary office facilities, equipment, and personnel required for managing the assets of each Portfolio.

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), each Portfolio pays the Adviser an annual management fee of 0.45% based on such Portfolio’s average daily net assets.  The management fee is paid on a monthly basis.  The Adviser is required to pay all fees due to a Subadviser out of the management fee the Adviser receives from the Portfolio.  The initial term of the Advisory Agreement is two years.  The Board of Trustees or shareholders of each Portfolio may extend the Advisory Agreement for additional one-year terms.  The Board of Trustees or shareholders of each Portfolio or the Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Investment Subadviser

The Adviser is responsible for selecting the Subadviser to each Portfolio.  The Subadviser is engaged to manage the investments of each Portfolio in accordance with such Portfolio’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees.  The Subadviser is responsible, subject to the supervision and control of the Adviser and the Board of Trustees, for the purchase, retention and sale of primary Underlying ETFs and money market funds in the portion of each Portfolio’s investment portfolio under its management.  The Adviser pays the Subadviser an annual subadvisory management fee of 0.15% based on such Portfolio’s average daily net assets.  The Adviser pays the subadvisory management fee out of the management fee paid to the Adviser pursuant to the Advisory Agreement.  The subadvisory management fee is paid on a monthly basis.  The Portfolio is not responsible for the payment of this subadvisory management fee.

Ibbotson Associates, the Subadviser for each Portfolio, is a wholly owned subsidiary of Morningstar, Inc. and a leading authority on asset allocation with expertise in capital market expectations and portfolio implementation. Approaching portfolio construction from the top-down through a research-based investment process, its experienced consultants and portfolio managers serve mutual fund firms, banks, broker-dealers, and insurance companies worldwide. Ibbotson Associates’ methodologies and services address all investment phases, from accumulation to retirement and the transition between the two.  Rooted in academic research, the Ibbotson Associates portfolio development process establishes the foundation for all of its investment management services. Bridging the gap between theory and practice, the process enables Ibbotson Associates consultants and portfolio managers to build robust portfolios for institutions and investors based on sound asset allocation principles.

Depending on when the Board of Trustees reviews and, if appropriate, renews the existing investment advisory and subadvisory agreements relating to the Portfolios, either the annual or semi-annual report of the Portfolios will contain information about the factors that the Board of Trustees considered in approving such agreements.

Portfolio Managers

The individuals primarily responsible for management of the Portfolio are the personnel of Ibbotson Associates, Inc. identified below (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”).

Ibbotson employs a team-based approach to the management of the Portfolios. The Portfolio Managers listed below are collectively responsible for the day-to-day management of each Portfolio. No one person is principally responsible for making recommendations for the Portfolio’s investments.

Peng Chen, Ph.D., CFA, President and CIO.  Dr. Chen has been with Ibbotson for almost nine years, and prior to Morningstar’s acquisition in March 2006, Chen served as managing director and chief investment officer for Ibbotson.  Dr. Chen received his bachelor’s degree in industrial management engineering from Harbin Institute of Technology and his master’s and doctorate in consumer economics from Ohio State University.  He is also a Charted Financial Analyst charterholder.

Scott Wentsel, CFA, CFP®, Vice President and Senior Portfolio Manager.  Mr. Wentsel joined Ibbotson Associates in 2005 and has over 20 years of investment industry experience.  Prior to joining Ibbotson Associates, Mr. Wentsel was an Executive Director with Morgan Stanley since 2000 where he worked primarily on the Van Kampen Investments asset management business. While at the firm his management responsibilities were principally focused on product management and product development. Prior to joining Morgan Stanley, Mr. Wentsel spent thirteen years with Scudder Kemper Investments with responsibilities in their mutual fund business.  Mr. Wentsel earned a Masters of Business Administration degree with honors from the University of Chicago Graduate School of Business. His areas of concentration were finance and statistics. He earned a Bachelor of Arts in Economics from the University of Illinois. He is also a Certified Financial Planner™ professional and a Charted Financial Analyst charterholder.

Carrie Scherkenbach, Portfolio Manager.  Ms. Scherkenbach is a Portfolio Manager for the Ibbotson Associates Fund of Funds product line. Ms. Scherkenbach joined Ibbotson in 1999. She is responsible for delivering fund of funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification and manager due diligence.  She also develops asset allocation programs for mutual fund, insurance and money management companies. She works with clients to design risk tolerance questionnaires, determine model portfolios, analyze investment style consistency, determine optimal implementation of investments, and recommend changes in client products or services.  Previously, she worked for GE Capital Equipment Financing as a portfolio representative. Ms. Scherkenbach earned her BA in finance from the University of Wisconsin.

Jared Watts, Investment Consultant.  Mr. Watts is a Consultant in the Investment Management Services group at Ibbotson Associates, a wholly owned subsidiary of Morningstar, Inc. Mr. Watts works with both fund of funds and traditional consulting clients within the Financial Services and Insurance industries to construct and implement asset allocation solutions and services.  Some of those services include constructing risk tolerance questionnaires, developing and managing asset class and fund specific portfolios, and fund manager due diligence.  Prior to joining Ibbotson Associates in May 2006, Mr. Watts worked as an Investment Manager at Allstate Financial for over five years where he managed a Variable Series Trust, fund company relationships, asset allocation efforts, and product research. Prior to Allstate, Mr. Watts worked at A.G. Edwards where he conducted mutual fund and stock research.  Mr. Watts earned a Bachelor of Science degree in Finance from Southern Illinois University.

The Statement of Additional Information provides additional information about the Portfolio Managers, including Portfolio Manager compensation, other accounts managed by Portfolio Managers, and each Portfolio Manager’s ownership of share in the Portfolio.

Potential Conflicts of Interest and Mitigation Strategies

The Adviser’s affiliated distributor, ALPS Distributors, Inc. (“ADI”), acts as distributor, and the Adviser’s affiliated transfer agent, ALPS Fund Services, Inc., acts as transfer agent or administrator, to several ETFs.  For example, ADI acts as distributor to MidCap SPDRs and SPDRs.  While Ibbotson does not anticipate using these ETFs as part of the initial allocations for a Portfolio, it is possible that these ETFs could be used in a Portfolio at some time in the future.  If this situation arises, the Adviser will waive a portion of the subadvisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in such ETFs.  See also “Additional Information About Investment Strategies — Limitations on Investments in Underlying ETFs” above.

The Subadviser is a wholly owned subsidiary of Morningstar, Inc.  As part of its overall operation, Morningstar is engaged in the business of providing ratings and analysis on financial products.  A potential conflict exists since Morningstar could be providing ratings and analysis on products that are subadvised by other business units within the firm.  Morningstar has adopted the following procedures to address this situation.  First, Morningstar will not create analyst commentary for portfolios where the firm or its subsidiaries act as subadviser.  This commentary is generally subjective in nature and could represent a conflict of interest.  This means that the portfolios in the Trust will not receive written analyst commentary from Morningstar. However, the portfolios in the Trust will receive Morningstar Star Ratings when they have track records of a sufficient length.  These ratings are purely quantitative and therefore cannot be biased by subjective factors.  Also, the Morningstar style box assignment is primarily based on quantitative characteristics of the underlying securities in the portfolio.  The initial assignment and subsequent style box changes follow established procedures and are subject to review by personnel within the Morningstar Data business unit.  A situation may occur where Ibbotson personnel provide information to clarify style box assignment.  However, the assignment process takes place independently from the Ibbotson business unit.

Morningstar is also in the business of creating indices.  ETFs have been created to track some of these indices including indices representing the Morningstar style boxes.  An example would be the iShares Morningstar Large Value Index Fund.  Morningstar receives a licensing fee from the ETF manufacturer based on the assets in these ETFs.  While Ibbotson does not anticipate using these ETFs as part of the initial allocations for a Portfolio, it is possible that these ETFs could be used in a Portfolio at some time in the future.  If this situation arises, Ibbotson will waive a portion of the subadvisory fee equal to the portion of the licensing fee attributable to the assets of the Portfolio invested in such ETF, and such waived amount shall be passed through to the applicable Portfolio.  See also “Additional Information About Investment Strategies – Limitations on Investments in Underlying ETFs” above.

Finally, Ibbotson acts as subadviser on other fund of funds products. These products invest in actively managed funds or separate accounts, but not ETFs.  Also, Ibbotson provides trading instructions to a custodian but does not do the actual trading in all of these cases.

SHAREHOLDER INFORMATION

Buying and Selling Shares

Each Portfolio may sell its shares only to separate accounts of various insurance companies (the “Insurer(s)”) and to various qualified plans (“Retirement Plans”).  Shares are available through investment in various Retirement Plans, or purchase of certain variable annuity contracts (“Contracts”) issued by Insurers.  If you own a contract (a “Contract Owner”), the Insurer will allocate your premium payments to a Portfolio through separate accounts in accordance with your Contract.

The Retirement Plans and separate accounts of Insurers are the shareholders of record of a Portfolio’s shares.  Any reference to the shareholder in this Prospectus generally refers to the

Retirement Plans and the Insurers’ separate accounts and not to you, the Contract Owner or Retirement Plan participant (“Participants”).

The Trust has also filed an application for exemptive relief with the Securities and Exchange Commission seeking the ability to sell Portfolio shares to, among others, separate accounts funding variable annuity contracts and variable life insurance policies issued by both affiliated life insurance companies and unaffiliated life insurance companies, and trustees of qualified group pension and group retirement plans outside of the separate account context.  The Trust cannot predict if and when such relief might be granted.

Each Portfolio continuously offers shares to Insurers and Retirement Plans at the net asset value (“NAV”) per share next determined after the Trust or its designated agent receives and accepts a proper purchase or redemption request.  Each Insurer or Retirement Plan submits purchase and redemption orders to the Trust based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests that are furnished to the Insurer by such Contract Owners or by Participants.  The Insurers and Retirement Plans are designated agents of the Portfolios.  The Trust, the Adviser and the Portfolios’ distributor reserves the right to reject any purchase order from any party for shares of any Portfolio.

Each Portfolio will ordinarily make payment for redeemed shares within seven (7) business days after the Trust or its designated agent receives and accepts a proper redemption order.  A proper redemption order will contain all the necessary information and signatures required to process the redemption order.  The redemption price will be the NAV per share next determined after the Trust or its designated agent receives and accepts the shareholder’s request in proper form.

Each Portfolio may suspend the right of redemption or postpone the date of payment during any period when trading on the New York Stock Exchange (“NYSE”) is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for a Portfolio to dispose of its assets or calculate their net asset values; or as permitted by the Securities and Exchange Commission.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio’s NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale.

The accompanying disclosure documents for the Contracts or Retirement Plans describes the allocation, transfer, and withdrawal provisions of such Contract or Retirement Plan.

Valuing Shares

The price at which you buy, sell, or exchange Portfolio shares is the share price or NAV.  The share price for shares of each Portfolio is determined by adding the value of that Portfolio’s investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the shares outstanding of that Portfolio.  Each Portfolio is open for business each day that the NYSE is open (a “Business Day”).  Each NAV is calculated at the close of that Portfolio’s

Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time).  NAV is not calculated on the days that the NYSE is closed.

When a Portfolio calculates its share price, it values the securities it holds at market value.  Sometimes market quotes from some securities are not available or are not representative of market value.  Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.  In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Trustees.

Excessive Trading and Market Timing Activities

While each Portfolio provides its shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive trading and market timing activities (“Excessive Trading”) in a Portfolio’s shares can be disruptive to the management of the Portfolio and as a result may hurt the long-term performance of the Portfolio.

For example, Excessive Trading activities may expose long-term shareholders to additional risks, such as:

•                  dilution of the value of a Portfolio’s shares held by long-term shareholders who do not engage in this activity;

•                  the loss of investment opportunity by requiring a Portfolio to maintain more liquid assets as opposed to being able to invest such assets in long-term investments; and

•                  increased brokerage and administrative cost to a Portfolio due to redemption requests that are unusually large in either dollar amounts or number of redemptions.

In addition, each Portfolio will invest in shares of Underlying ETFs which in turn may invest in securities that may be primarily listed on foreign exchanges, the impact of events that occur after the close of a foreign exchange but before the close of trading on the NYSE may present risks of “time-zone arbitrage”.  Similarly, each such Underlying ETF may hold certain small-capitalization (e.g. small company) stocks that are thinly traded, and these types of securities, as with securities listed on foreign exchanges, are also prone to stale pricing and other potential pricing discrepancies (each an Excessive Trading strategy).  An investor engaging in this type of Excessive Trading of a Portfolio would seek to capture any pricing inefficiencies and possibly cause a dilution of the value in a Portfolio’s shares. Excessive Trading risks can be magnified for mutual funds that are smaller in asset size.

In order to address these risks, the Portfolios’ Board of Trustees has implemented the following policies and procedures and has delegated these responsibilities to the Transfer Agent to designate and discourage Excessive Trading activity in the Portfolios.  The Portfolios are currently using the following methods:

•                  Reviewing on a continuing basis recent trading activity to attempt to identify any unusually large amounts of money moving in and out of a Portfolio;

•                  Refusing or restricting any purchase or exchange that a Portfolio believes to be short-term, excessive, or disruptive to its long-term shareholders; and

•                  Suspending redemption and/or exchange privileges for any account a Portfolio determines has engaged in excessive or disruptive trading activity.

In an effort to protect the interest of long-term shareholders, each Portfolio uniformly applies these policies and procedures referenced above, which are meant to detect and deter an investor that intends to use any Excessive Trading strategies (“Excessive Trader(s)”).  Any investor who wishes to engage in an Excessive Trading strategy should not purchase shares of any Portfolio.

The Board of Trustees has adopted the policies and procedures to help the Trust and each Portfolio identify Excessive Trading activities by shareholders in a Portfolio. Neither the Trust nor any Portfolio accommodates Excessive Trading activities.

However, none of these tools can guarantee the possibility that Excessive Trading activity will not occur, especially with respect to accounts trading in omnibus arrangements, such as the Insurer(s) products and Retirement Plans that the Portfolios are designed to be used in.  By their nature, omnibus accounts, in which purchases and sales of the Portfolios by multiple investors are aggregated by an intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of an Excessive Trader.

Anti-Money Laundering

Under applicable anti-money laundering regulations and other Federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Contract Owners and Participants may be asked to provide additional information in order for the Trust and its agents to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other Federal regulations.

Tax Consequences

The Portfolios distribute substantially all of their net income and capital gains to shareholders each year.  The Portfolios declare capital gains and income dividends quarterly and distribute annually.  All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested at net asset value in the Portfolios.  For Contract Owners the result of automatic reinvestment of distributions on a Portfolio’s performance, including the effect of dividends, is reflected in the cash value of the Contracts you own.  Please see the Contract prospectus accompanying this Prospectus for more information.

The Portfolios each intend to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), in order to be relieved of Federal income tax on that part of their net investment income and realized capital gains they distribute to shareholders.  To qualify, the Portfolios must meet certain relatively complex income and diversification tests.  The loss of such status would result in the Portfolios being subject to Federal income tax on their taxable income and gains.

Federal tax regulations require that mutual funds offered through insurance company separate accounts must meet certain additional diversification requirements to preserve the tax-deferral benefits provided by the variable contracts.  The Advisers intend to diversify investments in accordance with those requirements.  The Insurers’ prospectuses for variable annuities policies describe the Federal income tax treatment of distributions from such contracts to Contract Owners.

The foregoing is only a summary of important Federal tax law provisions that can affect the Portfolios.  Other Federal, state, or local tax law provisions may also affect the Portfolios and their operations.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distribution Plan

The Trustees have adopted a separate plan of distribution for each Class pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Portfolios (each, a “Distribution Plan” and collectively, the “Distribution Plans”).

Class I Distribution Plan

The Class I shares have adopted a Defensive Distribution Plan (the “Class I Distribution Plan”) that recognizes that ALPS Advisers, Inc. may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services.  Under the Class I Distribution Plan, ALPS Advisers, Inc. may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services.  The Board of Directors has currently authorized such payments for the Portfolios.

Class II Distribution Plan

The Class II Distribution Plan permits the use of each Portfolio’s assets to compensate ALPS Distributors, Inc. for its services and costs in distributing shares and servicing shareholder accounts.  The Class II Distribution Plan also recognizes that ALPS Advisers, Inc. and Ibbotson Associates may use their management fee revenues, as well as their past profits, to pay for expenses incurred in connection with providing services intended to result in the sale of shares and/or shareholder support services.

Under the Class II Distribution Plan, ALPS Distributors, Inc. receives an amount equal to 0.25% of the average annual net assets of the Class II shares of each Portfolio.  All or a portion of the fees paid to ALPS Distributors, Inc. under the Class II Distribution Plan will, in turn, be paid to certain financial intermediaries as compensation for selling shares or for providing ongoing administrative services.  These services generally include responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting.

Because the fees paid under the Class II Distribution Plan are paid out of Portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

OTHER INFORMATION

Net Asset Value

The net asset value per share of each Portfolio will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) each day the NYSE is open for business and will be computed by determining the aggregate market value of all assets of that Portfolio less its liabilities divided by the total number of shares outstanding.  The NYSE is closed on weekends and most national holidays.  The determination of net asset value for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of regular trading on the NYSE on that day.

Foreign securities exchanges, which set the prices for foreign securities held by each Portfolio, are not always open the same days as the NYSE, and they may be open for business on days the NYSE is not.  For example, Thanksgiving Day is a holiday observed by the NYSE but not observed by foreign exchanges.  In this situation, a Portfolio would not calculate net asset value on Thanksgiving Day and the Portfolio would not buy, sell or exchange shares for investors on that day, even though activity on foreign exchanges could result in changes in the net asset value of investments held by that Portfolio on that day.  Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of which such value is being determined.

Notwithstanding the foregoing, where market quotations are not readily available, or in the Adviser’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Portfolio is priced that materially affects the value of a security, the securities will be valued by the Adviser using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Portfolio’s net asset value include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. Fair valuation procedures may also be employed for securities such as certain derivatives, swaps, and other similar instruments for which there are no market quotations readily available.  There can be no assurance, however, that a fair valuation used by a Portfolio on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market.  The value assigned to fair-valued securities for purposes of calculating the Portfolio’s net asset value may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their net asset values. A Portfolio may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists.

Disclosure of Portfolio Holdings

The Statement of Additional Information contains a complete description of each Portfolio’s policies and procedures with respect to the disclosure of its portfolio holdings.

Service Providers

Adviser:	ALPS Advisers, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Subadviser:	Ibbotson Associates, Inc.
225 North Michigan, Suite 700
Chicago, IL 60601

Distributor:	ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Legal Counsel:	Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202

Transfer Agent:	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Custodian:	The Bank of New York
One Wall Street
New York, New York 10286

FINANCIAL REPORTS

Although this Prospectus describes each Portfolio’s anticipated investments and operation, each Portfolio will also prepare annual and semi-annual reports that detail that Portfolio’s actual investments at the end of the period covered by the report.  These reports will include a discussion of each Portfolio’s recent performance, as well as market and general economic trends affecting that Portfolio’s performance.  The annual report will also include the report of each Portfolio’s registered independent public accountant.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  We are committed to maintaining the confidentiality, integrity and security of your personal information.  When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.  We collect the following nonpublic personal information about you:

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of a Portfolio through a financial intermediary, including, but not limited to, a broker-dealer, bank, or company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Inquiries and Copies of Portfolio Documents

To make inquiries and to request other information, including a Prospectus, Statement of Additional Information, Annual Report, or Semi-Annual Report, free of charge, please contact your insurance company or plan sponsor.

Additional information about each Portfolio’s investments is available in that Portfolio’s annual and semi-annual reports to shareholders. In that Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

The Statement of Additional Information dated April 6, 2007, is a supplement to this Prospectus and has detailed information about the Portfolio and its investment policies and practices.  The Statement of Additional Information is incorporated into this Prospectus by reference; in other words, it is legally a part of this Prospectus, and you are considered to be aware of its contents.

Copies of these materials, including the Statement of Additional Information, are also available, after paying a duplication fee, from the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102.  You can obtain information on the operation of the Public Reference Room, including information about duplication fee charges, by calling 1-202-942-8090.  This information can be obtained by electronic request at the following e-mail address:  publicinfo@sec.gov.  These materials are also available on the SEC web site at www.sec.gov.

ALPS Distributors, Inc., distributor

Investment Company Act File #811-21987

STATEMENT OF ADDITIONAL INFORMATION

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Conservative ETF Asset Allocation Portfolio

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Ibbotson Balanced ETF Asset Allocation Portfolio

Ibbotson Growth ETF Asset Allocation Portfolio

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

April 6, 2007

A Prospectus for the shares of each Portfolio dated April 6, 2007 (the “Prospectus”), provides the basic information you should know before investing in a Portfolio.  This Statement of Additional Information (“SAI”) is incorporated by reference into the Prospectus; in other words, this SAI is legally part of the Prospectus.  Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectus.  It is intended to provide additional information regarding the activities of each Portfolio and should be read in conjunction with the Prospectus.

You may obtain, without charge, the current Prospectus and SAI for the Portfolio by writing to your insurance company or plan sponsor.

The Portfolios are investment vehicles for variable annuity contracts (“Variable Contracts”).  The Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolios are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts, and to qualified pension and retirement plans and registered and unregistered separate accounts.  Shares are not offered to the general public.

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INVESTMENT RESTRICTIONS AND LIMITATIONS

The following investment restrictions have been adopted by each Portfolio as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of such Portfolio.  As used in this Statement of Additional Information and in the prospectus, the term “majority of the outstanding shares of the Portfolio” means the affirmative vote of, the lesser of:

•                  67% or more of the Portfolio’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or

•                  more than 50% of the Portfolio’s outstanding shares.

These investment restrictions provide that each Portfolio:

•                  may not issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940 (the “1940 Act”) and any rules or exemptive orders applicable to such Portfolio thereunder.

•                  may not underwrite or participate in the marketing of securities issued by other persons except to the extent that such Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities.

•                  may not concentrate its investments in any particular industry or industries, except that each Portfolio may invest an unlimited percentage of its assets in exchange-traded funds (“ETFs”).

•                  may not purchase or sell real estate as such, but this restriction shall not prevent such Portfolio from investing in securities of companies which invest in real estate or obligations secured by real estate or interests therein.

•                  may not invest in commodities except insofar as such investments would not require such Portfolio or its investment adviser or distributor to register as a commodity pool operator with the Commodity Futures Trading Commission.

•                  will not make any loans except to the extent that it acquires obligations or makes loans of its assets.

•                  may not pledge, mortgage or hypothecate its assets, except to secure permitted borrowings or indebtedness or in connection with loans of its assets.

Each Portfolio has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), and, therefore, will not be subject to registration or regulation as a commodity pool operator under the CEA.

Non-fundamental investment restrictions may be amended by a majority vote of the Trustees of the Trust, without obtaining shareholder approval.  Under the non-fundamental investment restrictions, each Portfolio:

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•                  may not invest more than 15% of the value of its net assets in securities that generally could not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by such Portfolio (“illiquid securities”).  Notwithstanding the foregoing, securities eligible to be traded without restriction among qualified institutions pursuant to rules adopted by the SEC that are considered to be liquid by, or pursuant to, liquidity standards adopted by the Board of Trustees will not be subject to this limitation.

•                  must, under normal circumstances, invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in ETFs; provided, that shareholders of any Portfolio will be provided with at least 60 days’ prior notice of any change in such Portfolio’s policy.

Classification

The 1940 Act classifies mutual funds as either diversified or nondiversified.  Each Portfolio is classified as nondiversified.

Master/Feeder Structure

In lieu of investing directly, the Board of Trustees may consider whether a Portfolio’s investment objective would be furthered by converting to a Master/Feeder Portfolio Structure, pursuant to which the Portfolio would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Portfolio.  The Master/Feeder Portfolio Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

Conversion to a Master/Feeder Portfolio Structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in the Portfolio.  In addition, a Master/Feeder Portfolio Structure may serve as an alternative for large, institutional investors in the Portfolio who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Portfolio’s current operational structure.  No assurance can be given, however, that the Master/Feeder Portfolio Structure will result in the Portfolio stabilizing its expenses or achieving greater operational efficiencies.

The Portfolio’s methods of operation and shareholder services would not be materially affected by its investment in another investment company (“Master Portfolio”) having substantially the same investment objective and polices as the Portfolio, except that the assets of the Portfolio may be managed as part of a larger pool of assets.  If the Portfolio invested all of its assets in a Master Portfolio, it would hold beneficial interests in the Master Portfolio and the Master Portfolio would directly invest in accordance with

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the objectives and policies described for the Portfolio.  The Portfolio would otherwise continue its normal operation.  The Board of Trustees would retain the right to withdraw the Portfolio’s investment from a Master Portfolio at any time it determines that it would be in the best interest of shareholders to do so.  The Portfolio would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

If the Board of Trustees determines that a conversion to a Master/Feeder Portfolio Structure is in the best interest of the Portfolio’s shareholders, it will consider and evaluate specific proposals prior to the implementation of a conversion.  Furthermore, the Portfolio’s Prospectus and Statement of Additional Information would be amended to reflect the implementation of the Portfolio’s conversion and its shareholders would be notified in advance of any such conversion.

INVESTMENT INSTRUMENTS

The Prospectus discusses the investment objectives of the Portfolios and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Portfolios may invest, either directly or indirectly by investing in an underlying exchange-traded fund (each, an “Underlying ETF”), and certain risks attendant to such investment.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. Each Portfolio may invest in Underlying ETFs that buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by each Underlying ETF to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Underlying ETF may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, each Underlying ETF assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because an Underlying ETF is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with such Underlying ETF’s other investments. If an Underlying ETF remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, an Underlying ETF will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When an Underlying ETF has sold a security on a delayed-delivery basis, an Underlying ETF does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, such Underlying ETF could miss a favorable price or yield opportunity, or could suffer a loss.

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Each Underlying ETF may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

EXCHANGE TRADED NOTES.  The Portfolio may invest in exchange-traded notes (“ETNs”), which are debt securities linked to an underlying index.  Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked.  ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.  ETNs will be excluded from the definition of ETFs for the purposes of determining whether at least 80% of its net assets plus the amount of any borrowings for investment purposes of a particular Portfolio are invested in securities of exchange-traded funds.

FOREIGN INVESTMENTS. Foreign investments purchased by each Underlying ETF can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Underlying ETF will be able to anticipate or counter these potential events.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

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Each Portfolio may indirectly through Underlying ETFs invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts (“ADRs” and “EDRs”) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

FOREIGN CURRENCY TRANSACTIONS. The Portfolios and Underlying ETFs may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Portfolios and Underlying ETFs will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio or Underlying ETF at one rate, while offering a lesser rate of exchange should the Portfolio or Underlying ETF desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Each Portfolio or Underlying ETF may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by each Portfolio. The Portfolios may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio or Underlying ETF agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, each Portfolio or Underlying ETF will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Portfolio or Underlying ETF may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Portfolio’s or Underlying ETF’s investment adviser.

A Portfolio or Underlying ETF may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For

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example, if a Portfolio or Underlying ETF owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio or Underlying ETF could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Portfolio or Underlying ETF may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. For example, if a Portfolio or Underlying ETF held investments denominated in Deutsche marks, such Portfolio or Underlying ETF could enter into forward contracts to sell Deutsche marks and purchase Swiss Francs. This type of strategy, sometimes known as a “cross hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio or Underlying ETF had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio or Underlying ETF to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, Securities and Exchange Commission (“SEC”) guidelines require mutual funds to set aside cash or other appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolio or Underlying ETF will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio or Underlying ETF will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the Subadviser’s or underlying adviser’s skill in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio’s or Underlying ETF’s investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio or Underlying ETF if currencies do not perform as the investment adviser anticipates. For example, if a currency’s value rose at a time when the investment adviser had hedged a Portfolio or Underlying ETF by selling that currency in exchange for dollars, a Portfolio or Underlying ETF would be unable to participate in the currency’s appreciation. If the Subadviser or an underlying adviser hedges currency exposure through proxy hedges, a Portfolio or Underlying ETF could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser or an underlying adviser increases a Portfolio’s or Underlying ETF’s

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exposure to a foreign currency, and that currency’s value declines, the Portfolio or Underlying ETF will realize a loss. There is no assurance that the Subadviser’s or underlying adviser’s use of forward currency contracts will be advantageous to a Portfolio or Underlying ETF or that it will hedge at an appropriate time.

COMMODITIES.  Some of the Underlying ETFs may invest directly in physical commodities, such as gold, silver and other precious minerals.  Commodity prices can be extremely volatile and may be either directly or indirectly affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, the Adviser and the Subadviser determine the liquidity of each respective Portfolio’s investments and, through reports from the Adviser and Subadviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of each Portfolio’s investments, the Adviser and Subadviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset each Portfolio’s rights and obligations relating to the investment). Investments currently considered by each Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and some restricted securities determined by the Adviser or Subadviser to be illiquid. However, with respect to over-the-counter options that each Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement each Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, either Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

REAL ESTATE INVESTMENT TRUSTS. The Underlying ETFs may purchase interests in real estate investment trusts. Real estate industry companies include, among others, equity real estate investment trusts, which own properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans. Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate

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investment trusts are dependent upon management skill, are not diversified, and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio or Underlying ETF purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. Each Portfolio or Underlying ETF may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio or Underlying ETF in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or the Subadviser, as the case may be.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio or Underlying ETF sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio or Underlying ETF will maintain appropriate high-grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio or Underlying ETF will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser or Subadviser, as the case may be.

SECURITIES LENDING. Each Portfolio or Underlying ETF may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Portfolios and Underlying ETFs to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser or Subadviser to be of good standing. Furthermore, they will only be made if, in the Adviser’s or Subadviser’s judgment, the consideration to be earned from such loans would justify the risk.

The Adviser and Subadviser each understand that it is the current view of the SEC that each Portfolio may engage in loan transactions only under the following conditions: (1) each Portfolio must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on

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a daily basis) rises above the value of the collateral; (3) after giving notice, each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Portfolios are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

WARRANTS. The Portfolios and Underlying ETFs may invest in warrants, which entitle the holder to buy equity securities at a specific price during a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities, which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and ceases to have value if it is not exercised prior to the expiration date. Warrants may be allowed to expire if the Adviser or Subadviser deems it undesirable to exercise or sell.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Portfolio or Underlying ETF obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, a Portfolio or Underlying ETF pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices. A Portfolio or Underlying ETF may terminate its position in a put option it has purchased by allowing them to expire or by exercising the option. If the option is allowed to expire, a Portfolio or Underlying ETF will lose the entire premium it paid. If a Portfolio or Underlying ETF exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio or Underlying ETF may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to

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the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. When a Portfolio or Underlying ETF writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Portfolio or Underlying ETF assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Portfolios or Underlying ETFs may seek to terminate their positions in put options they write before exercise by closing out the options in the secondary market at their current price. If the secondary market is not liquid for a put option a Portfolio or Underlying ETF has written, however, the Portfolio or Underlying ETF must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing the underlying instrument directly, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates each Portfolio or Underlying ETF to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. Each Portfolio or Underlying ETF may purchase and write options in combination with each other, or in combination with forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio or Underlying ETF may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a Portfolio’s or Underlying ETFs current or anticipated investments exactly. Each Portfolio or Underlying ETF may invest in options contracts

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based on securities with different issuers, maturities, or other characteristics from the securities in which each typically invests.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio’s or Underlying ETF’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, dividends, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

A Portfolio or Underlying ETF may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s or Underlying ETF’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS. There is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio or Underlying ETF to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolios or Underlying ETF to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s or Underlying ETFs access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio or Underlying ETF greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR OPTIONS POSITIONS. The Portfolios will comply with guidelines established by the SEC with respect to coverage of options strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced

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with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolios’ assets could impede portfolio management or the Portfolios’ ability to meet redemption requests or other current obligations.

TEMPORARY DEFENSIVE INVESTMENTS. When market conditions are unstable, or the managers believe it is otherwise appropriate to reduce equity holdings, the Portfolios may invest in short-term debt securities for defensive purposes. Short-term debt securities are typically selected because of their liquidity, stability of principal, and are subject to less volatility than longer-term debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by each Portfolio. The disclosure policy currently authorizes quarterly dissemination of full holdings for each Portfolio with a 30 day lag.  However, under conditions of confidentiality, the policy and procedures set forth above do not prevent the sharing of either Portfolio’s holdings under the specific exceptions provide below:

(1) Disclosures that are required by law;

(2) Disclosures necessary for Service Providers, which included but are not limited to, Investment Advisers, Administrator, Custodian, Accounting Agent, technology providers, or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Portfolios to perform legitimate business functions for the benefit of the Trust;

(3) Disclosure necessary for Rating Agencies to assess applicable fund ratings;

(4) Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in Portfolio securities;

(5) Disclosure to the Portfolio’s or Service Providers’ regulatory authorities, accountants, or counsel; and

(6) Disclosures to Investment Advisers of the Portfolios of complied data concerning accounts managed by the Investment Adviser.

The holdings of each Portfolio will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed in Form N-Q; and (iii) portfolio holdings as of the end of six months period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

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The Board of Trustees will periodically review the list of entities that have received holdings of either Portfolio to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of either Portfolio’s holdings. In all cases, eligible third parties/service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its Service Providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of the Portfolios’ holdings.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
ALPS Advisers, Inc. (Adviser)	Daily	None	Daily	Daily

Ibbotson Associates, Inc. (Subadviser)	Daily	None	Daily	Daily

ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily

The Bank of New York (Custodian)	Daily	None	Daily	Daily

Deloitte & Touche LLP (Accountant)	As needed	None	As needed	As needed

Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the state of Delaware and the Trust’s Declaration of Trust and Bylaws. The Trustees are responsible for major decisions relating to each Portfolio’s objective, policies and techniques. The Trustees also supervise the operation of the Trust by their officers and review the investment decisions. However, the Trustees do not actively participate on a regular basis in making such decisions. Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees, who are not deemed to be “interested persons” of the Trust as defined by the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”

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The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 1290 Broadway, Suite 1100, Denver, Colorado 80203. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

The following is a list of the trustees and executive officers of the Trust and their principal occupations over the last five years.

INDEPENDENT TRUSTEES

Name, Address, and Age	Position with the Portfolio	Term of Office and Length of Time Served(1)	Principal Occupation(s) During last 5 years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held By Trustee
Mary K. Anstine (65)	Trustee	Since November 30, 2006	Ms. Anstine was President/Chief Executive Officer, HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms Anstine is also a Trustee of Financial Investors Trust, Reaves Utility Income Fund, and the Westcore Trust.	5	Ms. Anstine is a Trustee of Financial Investors Trust, Reaves Utility Income Fund, and the Westcore Trust.

T. Neil Bathon (45)	Trustee	Since November 30, 2006	Mr. Bathon is currently a Managing Directing of PMR Associates LLC since June 2006. Mr. Bathon was also President of Financial Research Corp. from October 1987 to June 2006.	5	None

Robert E. Lee (69)	Trustee	Since November 30, 2006	Mr. Lee is Director of Storage Technology Corporation; ING Financial Services – North America; Meredith Corporation and Emeritus & Executive Director – The Denver Foundation; Mr. Lee is also a Trustee of Financial Investors Trust, and Reaves Utility Income Fund.	5	Mr. Lee is a Trustee of Financial Investors Trust and Reaves Utility Income Fund.

David Swanson (48)	Trustee	Since November 30, 2006	Mr. Swanson is a Principal Owner of Swandog Marketing since February 2006. Mr. Swanson was also Executive Vice-President of Calamos Investments from April 2004 to March 2006, Chief Operating Officer of Van Kampen Investments from October 2002 to April 2004, and Managing Director of Morgan Stanley from February 2000 to April 2004.	5	None

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INTERESTED TRUSTEES

Name, Address, and Age	Position with the Portfolio	Term of Office and Length of Time Served(2)	Principal Occupation(s) During last 5 years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held By Trustee
Robert W. Alexander (78)	Trustee	Since December 7, 2006	Mr. Alexander is a former Vice Chairman of First Interstate Bank of Denver, responsible for Trust, Private Banking, Retail Banking, Cash Management Services and Marketing. Mr. Alexander is also a member of the Board of Trustees of the Hunter and Hughes Trusts as well as Financial Investors Trust and Reaves Utility Income Fund.	5	None

Scott Wentsel (45)	Trustee	Since November 30, 2006	Mr. Wentsel is Senior Portfolio Manager for Ibbotson Associates since April 2005. Mr. Wentsel was also Executive Director of Van Kampen Investments from April 2000 to April 2005.	5	None

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OFFICERS

Name, Address, and Age	Position with the Portfolio	Term of Office and Length of Time Served(2)	Principal Occupation(s) During last 5 years
Edmund J. Burke (46)	President and Chief Executive Officer	Since November 30, 2006	Mr. Burke is President and Director of ALPS.

Jeffrey T. Pike (39)	Secretary	Since November 30, 2006	Mr. Pike joined ALPS as Associate Counsel in May of 2006. Prior to joining ALPS, Mr. Pike was a paralegal at ING U.S. Financial Services.

Jeremy O. May (36)	Treasurer	Since November 30, 2006	Mr. May is a Managing Director of ALPS.

Bradley J. Swenson (34)	Chief Compliance Officer	Since December 7, 2006.	Mr. Swenson joined ALPS as Chief Compliance Officer in May 2004. Prior to joining ALPS, Mr. Swenson served as the Senior Audit manager at Janus Capital Group.

Except for their service on the Trust’s Board of Trustees, the independent trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or sub-adviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or sub-advisers, or underwriters.

Standing Board Committees

The Trust’s Board of Trustees has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Executive Committee.

The Audit Committee meets periodically with the Trust’s officers and its independent auditors to review accounting matters, the adequacy of internal controls, the responsibilities and fees of the independent auditors and other matters.  Members of the Audit Committee are currently Ms. Anstine and Messrs. Bathon, Lee (Chairman), and Swanson.  Mr. Lee is an “audit committee financial expert.”

The Nominating and Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust and in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust.  Members of the Nominating and Governance Committee are currently Ms. Anstine (Chairperson) and Messrs. Bathon, Lee, and Swanson.

The Executive Committee meets periodically to take action, as authorized by the Board of Trustees, if the Board of Trustees cannot meet. Members of the Executive Committee are currently Messrs. Alexander, Swanson, and Wentsel.

At the present time there are no other standing committees of the Trust’s Board of Trustees.  The Board of Trustees may in the future consider establishing one or more additional committees, including but not limited to committees charged with responsibility for nomination, compensation, valuation, investment and brokerage matters.

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Trustee Ownership of Portfolio Shares

As of March 1, 2007, the following table shows the dollar range of shares beneficially owned by each Trustee in the Portfolio.

INDEPENDENT TRUSTEES

Name of Trustees	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios in the Trust Overseen by Trustees

Mary K. Anstine	None	None

T. Neil Bathon	None	None

Robert E. Lee	None	None

David M. Swanson	None	None

INTERESTED TRUSTEES

Name of Trustees	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios in the Trust Overseen by Trustees

W. Robert Alexander	None	None

Scott Wentsel	None	None

Each Independent Trustee receives an annual fee of $4,000, a per meeting fee of $1,500, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.  The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended December 31, 2006:

Name of Person/ Position	Aggregate Compensation from the Trust	Aggregate Compensation from the Portfolio Complex

Mary K. Anstine(1)	$2,000	$2,000

T. Neil Bathon	$0	$0

Robert E. Lee(1)	$2,000	$2,000

Scott Wentsel	$0	$0

(1)  Reflects compensation received from portfolios that were previously in existence under the Trust, and were liquidated in November 2006.

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No employee of the Adviser, Subadviser, Distributor, or Transfer Agent receives any compensation from the Trust for acting as an officer or a Trustee of the Trust.

INVESTMENT ADVISER AND SUBADVISER

Investment Adviser.  ALPS Advisers, Inc. (the “Adviser”) is a wholly-owned subsidiary of ALPS Holdings, Inc.  Located in Denver, Colorado, ALPS was founded in 1985 as a provider of fund administration and fund distribution services.  Since then, ALPS has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services.  ALPS and its affiliates provide fund administration services to funds with assets in excess of $13 billion and distribution services to funds with assets of more than $120 billion. Edmund J. Burke is President of both the Adviser and the Trust, Jeremy O. May is Managing Director of the Adviser, and Treasurer of the Trust, and Bradley J. Swenson is the Chief Compliance Officer of both the Adviser and the Trust.

Advisory Agreement.  Under the terms of the Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”), and subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by employing suitable Subadvisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the Investment Company Act of 1940, as amended (the “1940 Act”) and the Investment Advisers Act of 1940, as amended; (b) manage each Portfolio’s portfolio and furnish a continual investment program for each Portfolio in accordance with such Portfolio’s investment objective and policies as described in the such Portfolio’s Prospectus; (c) make investment decisions for each Portfolio; (d) provide each Portfolio with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for each Portfolio; what securities shall be held or sold by each Portfolio, and allocate assets of each Portfolios to separate sub-accounts of the approved Sub-Advisers, and determine what portion of each Portfolio’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board of Trustees of the Trust every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Portfolios. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Portfolios may hold or contemplate purchasing.

As compensation for such services, the Adviser receives a management fee (the “Management Fee”), payable monthly, for the performance of its services.  The annual Management Fee is equal to 0.45% of the average net assets of the Portfolio.  The Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolio’s shares.

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Subadviser

Ibbotson Associates, Inc.

Founded in 1977, Ibbotson Associates, Inc. is a registered investment adviser located in Chicago, Illinois.  Ibbotson Associates, Inc. manages client funds in discretionary accounts.  Total assets under management by Ibbotson Associates, Inc. in discretionary accounts were approximately $23 billion as of December 31, 2006.  For the past two years, Ibbotson Associates, Inc. has managed discretionary client funds in a similar style.

Subadvisory Agreement.  Under the terms of the Investment Subadvisory Agreement between the Trust, the Adviser, and the Subadviser (the “Subadvisory Agreement”), the Sub-Adviser is responsible for recommending a continuous investment allocation program for the Portfolios in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in such Portfolio’s Prospectus.  As compensation for such services, the Subadviser receives a management fee (the “Management Fee”), payable monthly, for the performance of its services.  The annual Management Fee is equal to 0.15% of the average net assets of the Portfolio.  The Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolio’s shares.

Expense Limitation Agreement

Expense Limitation Agreement.  Under the terms of the Expense Limitation Agreement between the Trust, the Adviser, and the Subadviser (the “Expense Limitation Agreement”), the Adviser and Subadviser agree to waive certain fees they are entitled to receive from the Portfolios.  Specifically, the Adviser and Subadviser agree to reimburse, equally 50% each, Portfolio expenses and/or waive a portion of the investment advisory, sub-advisory, and other fees that the Adviser and/or Ibbotson is entitled to receive to the extent necessary for the Portfolios to maintain a total annual expense ratio not exceeding 0.48% for Class I shares and 0.73% for Class II shares, subject to certain excluded expenses that will be borne by the Portfolios.  Each party also agrees the waivers shall be effective beginning on December 7, 2006, and shall continue through the end of the fiscal year ended April 30, 2008.

PORTFOLIO MANAGERS

As of December 31, 2006, the following tables summarize the other investment activities each portfolio manager of the Portfolio, including the portfolio managers of the Portfolio’s Subadviser (each, a “Portfolio Manager”).  All asset numbers in the table are in millions.

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	Peng Chen	Scott Wentsel	Carrie Scherkenbach	Jared Watts
Registered Investment Companies

Assets	$2,066.9	$2,066.9	$607.5	$0
# of Accounts	15	15	4	0
Performance Based Assets	—	—	—	—
# of Accounts	—	—	—	—
Other Pooled Accounts
Assets	—	—	—	—
# of Accounts	—	—	—	—
Performance Based Assets	—	—	—	—
# of Accounts	—	—	—	—
Other Accounts
Assets	—	—	—	—
# of Accounts	—	—	—	—
Performance Based Assets	—	—	—	—
# of Accounts	—	—	—	—

Grand Totals
Assets	$2,066.9	$2,066.9	$607.5	$0
# of Accounts	15	15	4	0

Description of Material Conflicts of Interest.

The Adviser and Subadviser have adopted policies and procedures that address potential conflicts of interest that may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Portfolio or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, differences in advisory fee arrangements, structure of portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Advisor and Subadviser each believe that all issues relating to potential material conflicts of interest involving the Portfolios and its other managed funds and accounts have been addressed.

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Portfolio Manager Compensation Structure Disclosure

The Subadviser is responsible for the day-to-day management of the Portfolio.  Portfolio managers and team members at the Subadviser who are responsible for the day-to-day management of the Portfolio are paid a base salary, plus a discretionary bonus. The bonus is determined by the business unit’s revenue and profitability.

Ownership of Securities

The table below identifies ownership in the Portfolio by each portfolio manager as of March 1, 2007:

Portfolio Manager	Ownership Range

Peng Chen	None

Scott Wentsel	None

Carrie Scherkenbach	None

Jared Watts	None

THE DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Portfolio pursuant to a Distribution Agreement with the Trust dated as of December 7, 2006 (the “Distribution Agreement”).  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the NASD.  The offering of the Portfolio’s shares is continuous.  The Distributor does not receive any compensation under the Distribution Agreement.

The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Portfolio shares, will use its best efforts to distribute the Portfolio’s shares.  No affiliated persons of the Portfolio are affiliated persons of the Distributor.  The Distribution Agreement provides that, unless sooner terminated, it will continue from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distributor Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Portfolio on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Corporation.  The Distribution Agreement will automatically terminate in the event of its assignment.

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act relating to Class I and Class II Portfolio shares, respectively (the “12b-1 Plans”).

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The Trustees have adopted a separate plan of distribution for each Class pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Portfolios (each, a “Distribution Plan” and collectively, the “Distribution Plans”).

Class I Distribution Plan

The Class I shares have adopted a Defensive Distribution Plan (the “Class I Distribution Plan”) that recognizes that ALPS Advisers, Inc. may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services.  Under the Class I Distribution Plan, ALPS Advisers, Inc. may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services.  The Board of Trustees has currently authorized such payments for the Portfolios.

Class II Distribution Plan

The Class II Distribution Plan permits the use of each Portfolio’s assets to compensate ALPS Distributors, Inc. for its services and costs in distributing shares and servicing shareholder accounts.  The Class II Distribution Plan also recognizes that ALPS Advisers, Inc. and Ibbotson Associates may use their management fee revenues, as well as their past profits, to pay for expenses incurred in connection with providing services intended to result in the sale of shares and/or shareholder support services.

Under the Class II Distribution Plan, ALPS Distributors, Inc. receives an amount equal to 0.25% of the average annual net assets of the Class II shares of each Portfolio.  All or a portion of the fees paid to ALPS Distributors, Inc. under the Class II Distribution Plan will, in turn, be paid to certain financial intermediaries as compensation for selling shares or for providing ongoing administrative services.  These services generally include responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting.

Because the fees paid under the Class II Distribution Plan are paid out of Portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Other Information

The Portfolios do not participate in joint distribution activities with any other investment company.  No Independent Trustee of the Trust has any direct or indirect financial interest in the operation of the 12b-1 Plan or any related agreements.

The Adviser or Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Portfolios or provide other services. Such payments are in addition to any 12b-1 fees and/or shareholder services fees or other expenses paid by the Portfolios. These additional payments may be made to service agents, including affiliates, that provide shareholder

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servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the service agent. Cash compensation also may be paid to service agents for inclusion of a Portfolio on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a service agent to recommend or sell shares of the Portfolio to you. Please contact your service agent for details about any payments it may receive in connection with the sale of Portfolio shares or the provisions of services to the Portfolios.

From time to time, the Adviser or the Distributor also may provide cash or non-cash compensation to service agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

FUND ADMINISTRATION

ALPS Fund Services, Inc. (“ALPS”) serves as Administrator pursuant to a Fund Accounting and Administration Agreement with the Trust.  As such, ALPS provides all necessary bookkeeping, shareholder recordkeeping services and pricing services to each Portfolio.  Under the Fund Accounting and Administration Agreement, ALPS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services.

FUND TRANSFER AGENT

ALPS serves as Transfer Agent to each Portfolio pursuant to a Transfer Agency and Service Agreement with the Adviser. Under the Transfer Agency and Service Agreement, ALPS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of the shares of each Portfolio sold in each state.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of securities are placed on behalf of the respective Portfolios by ALPS Advisers, Inc. and Ibbotson Associates, Inc. (collectively, the “Advisers”) pursuant to authority contained in each Portfolio’s Sub-Advisory Agreement. The Advisers are also responsible for the placement of transaction orders for other investment companies and accounts for which they or their affiliates act as

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investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Advisers consider various relevant factors, including, but not limited to, the broker’s execution capability, the broker’s perceived financial stability, the broker’s responsiveness to the Advisers’ transaction requests, and the broker’s clearance and settlement capability. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.

Each Portfolio may execute Portfolio transactions with broker-dealers who provide research and execution services to the Portfolios or other accounts over which the Advisers or their affiliates exercise investment discretion. Such services may include research-related computer hardware and software; and furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of each Portfolio may be useful to the Advisers in rendering investment management services to each Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Advisers in carrying out their obligations to each Portfolio. The receipt of such research has not reduced the Advisers’ normal independent research activities; however, it enables the Advisers to avoid the additional expenses that could be incurred if they tried to develop comparable information through their own efforts. Such research is used by the Advisers in connection with their investment decision-making process with respect to one or more funds and accounts managed by them, and may not be used, or used exclusively, with respect to the Portfolios or account generating the brokerage.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of other broker-dealers in recognition of their research and execution services. In order to cause each Portfolio to pay such higher commissions, the Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Advisers’ overall responsibilities to each Portfolio and their other clients. In reaching this determination, the Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Advisers are authorized to use research services provided by and to place portfolio transactions, to the extent permitted by law, with brokerage firms that have provided assistance in the distribution of shares of each Portfolio.

The Trustees periodically review the Advisers’ performance of their responsibilities in connection with the placement of portfolio transactions on behalf of each Portfolio and review the commissions paid by each Portfolio over representative

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periods of time to determine if they are reasonable in relation to the benefits to each Portfolio.

When two or more Portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Trustees and each Portfolio’s respective Adviser to be equitable to each Portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as each Portfolio is concerned. In other cases, however, the ability of each Portfolio to participate in volume transactions will produce better executions for each Portfolio. It is the current opinion of the Trustees that the desirability of retaining the Portfolios’ Advisers outweighs any disadvantages to the Portfolios that may be said to exist from exposure to simultaneous transactions.

PORTFOLIO TURNOVER

Each Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by such Portfolio during the fiscal year.  The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by such Portfolio.  A 100% turnover rate would occur if all of a Portfolio’s portfolio securities were replaced once within a one-year period.  The Adviser expects that annual portfolio turnover in each Portfolio will be less than 100%.

PRINCIPAL SHAREHOLDERS

As of February 28, 2007, all of the outstanding shares of the Portfolios were owned by ALPS Fund Services, Inc., which provided seed capital for the Portfolios.

DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. The Portfolios are portfolios of Financial Investors Variable Insurance Trust, an open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated July 26, 2000. The Declaration of Trust permits the Trustees to create additional Portfolios and Classes. There are currently two Portfolios of the Trust.

The assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which

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expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets.  The Declaration of Trust provides for indemnification out of each Portfolio’s property of any shareholders held personally liable for the obligations of each Portfolio. The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insurance companies and qualified plans will typically be each Portfolio’s only shareholders of record, and pursuant to the 1940 Act, such shareholders may be deemed to be in control of the Portfolio. When a shareholder’s meeting occurs, each insurance company solicits and accepts voting instructions from its Variable Contract owners who have allocated or transferred monies for an investment in the Portfolio as of the record date of the meeting. Each shareholder then votes the Portfolio’s shares that are attributable to its interests in the Portfolio in which it is entitled to vote, in proportion to the voting instructions received.

Typically for Insurance companies, each Portfolio is available through separate accounts relating to both variable annuity and variable life insurance contracts. The Portfolios do not currently foresee any disadvantages to Variable Contract owners arising from offering their shares to variable annuity and variable life insurance policy separate accounts, and the Trustees continuously monitors events for the existence of any material irreconcilable conflict between or among Variable Contract owners. Material conflicts could result from, for example, (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life owners and variable annuity owners. If a material irreconcilable conflict arises, as determined by the Board of Trustees, one or more separate accounts may withdraw their investment in the Portfolio. This could possibly require the Portfolio to sell securities as disadvantageous prices. Each insurance company will bear the expenses

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of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary. However, ongoing expenses that are ultimately borne by Variable Contract owners will likely increase due to the loss of economies of scale benefits that can be provided to separate accounts with substantial assets.

VOTING RIGHTS. Each Portfolio’s capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading “Shareholder and Trustee Liability” above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and each Portfolio will continue indefinitely.

VALUATION OF PORTFOLIO SECURITIES

Calculation of Share Price

The net asset value per share of the Portfolio will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of the Portfolio less its liabilities, and dividing by the total number of shares outstanding.  Each determination will be made:

•      by valuing portfolio securities, including open short positions, puts and calls, and futures contracts, which are traded on the various exchanges including the NASDAQ National Market System or similar electronic exchange, at the last reported sales price;

•      by valuing portfolio securities for which a quote is readily available at the last quoted price;

•      by valuing portfolio securities for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and

•      by valuing portfolio securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Board of Trustees, although others may do the actual calculation.

The price (net asset value) of Portfolio shares is determined as of the close of the regular session of trading on the NYSE (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business.  The NYSE is open for business on every day except

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Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr.  Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE.  In computing net asset value, each Portfolio values foreign securities at the latest closing price on the exchange on which they are primarily traded immediately prior to the closing of the NYSE.  Some foreign currency exchange rates may also be determined at the latest rate immediately prior to the closing of the NYSE.  Foreign securities quoted in foreign currencies are translated into U.S.  dollars at current rates.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE.  If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board of Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of the regular session of trading on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE.  Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the regular session of trading of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Trust will redeem all or any portion of a shareholder’s shares of the Portfolio when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus.  Under the Investment Trust Act of 1940, a shareholder’s right to redeem shares and to receive payment therefor may be suspended at times:

(a)          when the NYSE is closed, other than customary weekend and holiday closings;

(b)         when trading on that exchange is restricted for any reason;

(c)          when an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

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(d)         when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Portfolio’s prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act that provides that each series of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio’s net asset value, whichever is less, for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in proceeds other than cash.  The Portfolio may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Portfolio’s responsibilities under the 1940 Act. Shareholders who receive redemption in kind may incur additional costs when they convert the securities or property received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested, at net asset value, in additional shares of the Portfolios unless otherwise indicated. Each Portfolio currently intends to declare dividends quarterly and pay dividends, if any, on an annual basis. There is no fixed dividend rate and there can be no assurance that the Portfolios will pay any dividends or realize any capital gains.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Portfolios, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Portfolios just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

TAXES. It is the policy of each Portfolio to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Portfolio will not be subject to U.S. Federal income tax on any net income or capital gains that it distributes to its shareholders, that is, the insurance companies separate accounts.

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The Treasury Department has issued Regulations under Internal Revenue Code Section 817(h) that pertain to diversification requirements for variable annuity and variable life insurance contracts. Each Portfolio intends to comply with the diversification requirement. These requirements are in addition to the diversification requirement imposed on the Portfolios by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issue. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

The Regulations require the Portfolios’ assets to be diversified so that no single investment represents more than 55% of the value of the Portfolio’s total assets, no two investments represent more than 70% of the Portfolio’s total assets, no three investments represent more than 80% of the Portfolio’s total assets and no four investments represent more than 90% of the Portfolio’s total assets. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to registered investment companies and not more than 55% of its assets constitute cash, cash items, government securities and securities of other registered investment companies.

The applicable Regulations treat all securities of the same issuer as a single investment. In the case of “government securities,” each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the “safe harbor” test described above). All securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. The Trust intends to comply with these diversification requirements. Failure of the Portfolios to satisfy the Section 817(h) requirements would result in taxation of the applicable separate accounts, the insurance companies variable life policies and variable annuity contracts, and tax consequences to the holders thereof.

The foregoing is only a brief summary of important tax considerations that generally affect the Portfolios. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences of the purchase, ownership, or disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

For a discussion of the impact on Variable Contract owners of income taxes an issuer may owe as a result of (i) its ownership of shares of the Portfolio, (ii) its receipt of dividends and distributions thereon, and (iii) its gains from the purchase and sale thereof, reference should be made to the Prospectus for the Variable Contract accompanying this Prospectus.

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PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated the responsibility for voting proxies to the Adviser as part of the Adviser’s general management of the Portfolio, subject to continuing oversight by the Board. Portfolio policies and procedures used in determining how to vote proxies relating to fund securities.  A copy of the Adviser’s Proxy Voting Policy, Procedures, and Guidelines can be found in Appendix A of this SAI.  A summary of proxies voted by the Portfolio for the most recent period ending June 30 are available without a charge, upon request, by contacting your insurance company or plan sponsor and on the SEC’s website at www.sec.gov.

PERFORMANCE INFORMATION

Total Return

Average annual total return quotations that may be used in the Portfolio’s advertising and promotional materials are calculated according to the following formulas:

P* (1+T)ˆn = ERV

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period

Under the foregoing formula, the time periods used in any advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication.  Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.  Average annual total return assumes the reinvestment of all dividends and distributions.  The calculation assumes an initial $1,000 payment and assumes all dividends and distributions by the Portfolio are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The following formula is used to calculate average annual returns after taxes before liquidations:

P* (1+T)ˆn = ATVD

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years in the base period
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the base period, at the end of the base period, after taxes on Portfolio distributions

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but not after taxes on redemption

The following formula is used to calculate average annual returns after taxes after liquidations:

P* (1+T)ˆn = ATVDR

Where:	P = a hypothetical initial payment of $1,000.
T = average annual total return
n = number of years in the base period
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the base period at the end of the base period, after taxes on Portfolio distributions and redemption.

The Portfolio may also calculate total return on a cumulative basis to reflect the cumulative percentage change in value over the measuring period.  The formula for calculating cumulative total return can be expressed as follows:

Cumulative Total Return = [ (ERV) - 1 ]

Other Information

The Portfolio’s performance data quoted in any advertising and other promotional materials represents past performance and is not intended to predict or indicate future results.  The return and principal value of an investment in the Portfolio will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount.

Comparison of Portfolio Performance

The performance of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc.  or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe.  In addition, the Portfolio may use performance data reported in financial and industry publications, including Barron’s, Business Week, Forbes, Fortune, Investor’s Daily, IBC/Donoghue’s Money Portfolio Report, Money Magazine, The Wall Street Journal and USA Today.

CODE OF ETHICS

The Trust, Adviser, Subadviser, and the Distributor have each adopted a Code of Ethics.  These policies permit personnel of such entities to purchase and sell securities held by the Portfolio, subject to certain policies that govern personal investing.  These Code of Ethics have been filed with the Securities and Exchange Commission as exhibits to the Trust’s registration statement.

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CUSTODIAN

The Custodian for each Portfolio is The Bank of New York, One Wall Street, New York, New York 10286.  As Custodian, Bank of New York will hold all of each Portfolio’s securities and cash.  Bank of New York will receive a market value fee, which will be billed to and paid by the Adviser on a monthly basis.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, serves as the Trust’s independent registered public accounting firm. The independent registered public accounting firm examines the annual financial statements for the Trust and provides other audit, tax, and related services.

LEGAL COUNSEL

Davis Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, Colorado 80202 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The following seed capital financial statements of each Portfolio for the period ended February 26, 2007, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm to the Trust.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of
Financial Investors Variable Insurance Trust:

We have audited the accompanying statement of assets and liabilities of Financial Investors Variable Insurance Trust (the “Trust”), as of February 26, 2007.  This statement of assets and liabilities is the responsibility of the Trust’s management.  Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Trust as of February 26, 2007, in conformity with accounting principles generally accepted in the United States of America.

February 26, 2007

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Financial Investors Variable Insurance Trust
Statements of Assets and Liabilities
February 26, 2007

	Ibbotson Conservative ETF Asset Allocation Portfolio	Ibbotson Income & Growth ETF Asset Allocation Portfolio	Ibbotson Balanced ETF Asset Allocation Portfolio	Ibbotson Growth ETF Asset Allocation Portfolio	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio
Assets:
Cash	$20,000	$20,000	$20,000	$20,000	$20,000
Offering Costs (Note 1)	5,680	5,680	5,680	5,680	5,680
Total Assets	25,680	25,680	25,680	25,680	25,680

Liabilities:
Liabilities and Accrued Expense	5,680	5,680	5,680	5,680	5,680

Net Assets	$20,000	$20,000	$20,000	$20,000	$20,000

Composition of Net Assets:
Paid in Capital	20,000	20,000	20,000	20,000	20,000

Net Assets	$20,000	$20,000	$20,000	$20,000	$20,000

Class I:
Net Asset Value Per Share	$10.00	$10.00	$10.00	$10.00	$10.00

Shares of beneficial interest outstanding of no par value, unlimited shares authorized	2,000	2,000	2,000	2,000	2,000

NOTE 1 -       ORGANIZATION

Financial Investors Variable Insurance Trust, an open-end management investment company (the “Trust”) was organized as a Delaware statutory trust by a Declaration of Trust dated July 26, 2000. The Portfolios of the Trust (the “Portfolios”) are divided into five series, Ibbotson Conservative ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation

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Portfolio, and Ibbotson Aggressive Growth ETF Asset Allocation Portfolio. Each Portfolio offers Class I and Class II shares.

The Portfolios are investment vehicles for variable annuity contracts. The Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolios are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts, and to qualified pension and retirement plans and registered and unregistered separate accounts. Shares are not offered to the general public.

To date, the Portfolios have not had any transactions other than those relating to organizational matters and the sale of 2,000 Class I shares per Portfolio of beneficial interest to ALPS Fund Services, Inc. (“ALPS”).

ALPS Advisers, Inc. (the “Adviser”) and Ibbotson Associates, Inc. (the “Sub-adviser”), on behalf of the Portfolios, will incur organization costs estimated at $9,605 per Portfolio. Offering costs consist of legal fees related to preparing the initial registration statement, and will be amortized over a 12 month period beginning with the commencement of operations of the Portfolios. These are estimated at $5,680 per Portfolio.

NOTE 2 -       SIGNIFICANT ACCOUNTING POLICIES

The Trust’s financial statement is prepared in accordance with accounting principles generally accepted in the United States of America.  This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

NOTE 3 -       INVESTMENT ADVISORY and SUB-ADVISORY AGREEMENTS

The Adviser is a wholly-owned subsidiary of ALPS Holdings, Inc., located in Denver, Colorado, and founded in 1985 as a provider of fund administration and fund distribution services. The Adviser is newly registered with the Securities and Exchange Commission as an investment adviser.

Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of each Portfolio’s business affairs. The Adviser invests the assets of each Portfolio, either directly or through the use of one or more sub-advisers, according to each Portfolio’s investment objective, policies, and restrictions. The Adviser is responsible for selecting the sub-adviser to each Portfolio. The Adviser furnishes at its own expense all of the necessary office facilities, equipment, and personnel required for managing the assets of each Portfolio.

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), each Portfolio pays the Adviser monthly an annual management fee of 0.45% based on such Portfolio’s average daily net assets. The Adviser is required to pay all fees due to a sub-adviser out of the management fee the Adviser receives from the Portfolios.

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The Sub-adviser, founded in 1977, is a registered investment adviser located in Chicago, Illinois that manages client funds in discretionary accounts and is a wholly owned subsidiary of Morningstar, Inc.

The Sub-adviser will be engaged to manage the investments of each Portfolio in accordance with such Portfolio’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees. The Sub-adviser will be responsible, subject to the supervision and control of the Adviser and the Board of Trustees, for the purchase, retention and sale of primary underlying funds and money market funds in the portion of each Portfolio’s investment portfolio under its management. The Adviser will pay the Sub-adviser monthly an annual sub-advisory management fee of 0.15% based on such Portfolio’s average daily net assets. This comes out of the annual 0.45% fee paid from the Portfolios to the Adviser monthly and will not be incurred by each Portfolio separate from the Adviser management fee.

NOTE 4 – OTHER AGREEMENTS

Distribution Agreement

ALPS Distributors, Inc. (the “Distributor”) serves as the principal underwriter and national distributor for the shares of each Portfolio pursuant to a Distribution Agreement with the Trust. The offering of the Portfolio’s shares is continuous.

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act relating to Class I and Class II Portfolio shares, respectively (the “12b-1 Plans”).

The Class I shares have adopted a Defensive Distribution Plan (the “Class I Distribution Plan”) that recognizes that ALPS Advisers, Inc. may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services.

The Class II Distribution Plan permits the use of each Portfolio’s assets to compensate the Distributor for its services and costs in distributing shares and servicing shareholder accounts.

The annual 12b-1 fee rates for each Portfolio and share class are outlined below. These are shown as a percentage of average annual net assets.

	Ibbotson Conservative ETF Asset Allocation Portfolio	Ibbotson Income and Growth ETF Asset Allocation Portfolio	Ibbotson Balanced Asset Allocation Portfolio	Ibbotson Growth ETF Asset Allocation Portfolio	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio
Class I	0.00%	0.00%	0.00%	0.00%	0.00%
Class II	0.25%	0.25%	0.25%	0.25%	0.25%

Expense Limitation Agreement

Under the terms of the Expense Limitation Agreement between the Trust, the Adviser, and the Sub-adviser (the “Expense Limitation Agreement”), the Adviser and Sub-adviser agree to waive certain fees they are entitled to receive from the Portfolios (Sub-adviser’s fees being received via the management fee paid to the Adviser by the Portfolios). Specifically, the Adviser and Sub-adviser

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agree to reimburse, equally 50% each, Portfolio expenses and/or waive a portion of the investment advisory, sub-advisory, and other fees that ALPS and/or the Sub-Adviser is entitled to receive.  Fees would be waived to the extent necessary for the Portfolios to maintain a total annual expense ratio not exceeding 0.48% for Class I shares and 0.73% for Class II shares, subject to certain excluded expenses that will be borne by the Portfolios. The waiver shall be effective through April 30, 2008.

Administration, Bookkeeping and Pricing Agreement

ALPS serves as Administrator pursuant to a Fund Accounting and Administration Agreement with the Trust. As such, ALPS provides all necessary administration, bookkeeping and pricing services to each Portfolio, including portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services.

Transfer Agency and Service Agreement

ALPS serves as Transfer Agent to each Portfolio pursuant to a Transfer Agency and Service Agreement with the Adviser. Under the Transfer Agency and Service Agreement, ALPS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of the shares of each Portfolio sold in each state.

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APPENDIX A

ALPS ADVISERS, INC. PROXY VOTING POLICY

ALPS Advisers, Inc.

Proxy Voting Policy, Procedures and Guidelines

November 29, 2006

Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients.  An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients.  An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities.  In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

ALPS Advisers, Inc. (“AAI”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise.  AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request.  Information regarding AAI’s proxy voting decisions is confidential.  Therefore, the information may be shared on a need to know basis only, including within AAI.  Advisory clients may obtain information on how their proxies were voted by AAI.  However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings of each investment company’s proxy voting record for 12-month periods ending June 30th.

POLICY:

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients without regard to any resulting benefit or detriment to AAI or its affiliates.  The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion.  In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

1.               Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.               Proxies will usually not be voted in cases where AAI deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

PROCEDURES AND CONTROLS:

I. PROXY COMMITTEE

AAI has established a Proxy Committee whose standing members will include senior investment management personnel, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.  Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A)  or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

(d) development and modification of Voting Procedures, as stated in Section VI, as it deems appropriate or necessary.

II. AAI’S INVESTMENT ASSOCIATES

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above.  Information regarding AAI’s proxy voting decisions is confidential information.  Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of AAI and within AAI on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures).  A research analyst or portfolio manager must disclose to AAI’s Chief Compliance Officer in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix B to this policy).  For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation and communicating it to the Compliance Department.

Research analysts and portfolio managers should seek advice from Compliance or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or a AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests.  For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company.  A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue.  In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by AAI’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an AAI investment associate believes that an exception to the guidelines may be in the best economic interest of AAI’s clients (collectively, “Proxy Referrals”), AAI may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if AAI or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest.  AAI investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to AAI’s Chief Compliance Officer in writing (see Appendix B - “Conflicts of Interest Disclosure and Certification Form”).  Compliance will consider information about AAI’s significant business relationships, as well as other relevant information.  The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter.  Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee.  Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

1.                   Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);

2.                   Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.

3.                    In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI.  Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

 AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.               AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

2.               By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

•                  To disclose in writing to AAI’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies.  Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS.  In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

•                  To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3.               In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party.  AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis.  In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

IV.                              PROXY VOTING GUIDELINES

A.  AAI’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy.  AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent.  In general, whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines.  In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines.  If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy).  The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote.  In general, AAI will refrain from voting such securities.  However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines.  The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

1.               AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent.  This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand.  As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

2.               ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

3.               On a daily basis, AAI will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority.  Information regarding equity holdings for international portfolios will be sent weekly.

4.               ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from AAI with information that it has received from Proxy Edge and custodian banks.  Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

5.               Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A and anytime there is a material change to these guidelines.

•                  If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly.  The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary.  AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

6.               Each time that ISS sends AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C.  In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be.  The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients.  The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

7.               ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients AAI will receive a report from ISS detailing AAI’s voting for the previous period.

VI. SUPERVISION

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy.  The Proxy Committee has ultimate responsibility for the implementation of this Policy.

VII. ESCALATION

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s Chief Compliance Officer.  Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal.  Compliance will notify the Fund Chief Compliance Officer(s), if a material conflict of interest has arisen that deems the attention of the respective Fund Board(s).

VIII. MONITORING

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process.  The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines; and (2) review of fund website to ensure that annual reports are posted in a timely and accurate manner.  Additionally, AAI will review ISS’ conflicts of interest policies.

IX. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in AAI’s Form ADV.  Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period.  It is AAI’s policy not to disclose how it voted a client’s proxy to third parties.

With respect to its investment company clients, AAI will not selectively disclose its investment company clients’ proxy voting records; rather, ALPS will disclose such information by publicly available annual filings.  AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th.  AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•                  The name of the issuer of the security;

•                  The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•                  The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•                  The shareholder meeting date;

•                  A brief identification of the matter voted on;

•                  Whether the matter was proposed by the issuer or by a security holder;

•                  Whether the company cast its vote on the matter;

•                  How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•                  Whether the company cast its vote for or against management.

OTHER RECORD KEEPING REQUIREMENTS

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy.  The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•                  Proxy Committee Meeting Minutes and Other Materials

•                  Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•                  Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•                  Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than six years.  Records must be retained in an appropriate office of AAI for the first three years.

Appendix A

Summary of Proxy Voting Guidelines

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent

•                  Fees for non-audit services are excessive, or

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

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Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

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7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•                  It is intended for financing purposes with minimal or no dilution to current shareholders

•                  It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•                  Historic trading patterns

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•                  Rationale for the repricing

•                  Value-for-value exchange

•                  Option vesting

•                  Term of the option

•                  Exercise price

•                  Participation

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value

•                  Offering period is 27 months or less, and

•                  Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

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Appendix B

Conflicts of Interest Disclosure Form

ALPS ADVISERS, INC.

PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

1. Company name:

2. Date of Meeting:

3. Referral Item(s):

4. Description of AAI’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

4.              Describe procedures used to address any conflict of interest:

Compliance will consider information about AAI’s significant business relationships, as well as other relevant information.  The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter.  Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee.  Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

a.               Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);

b.              Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.

c.               In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers (1) proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI.  Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

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Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a.               AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

b.              By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

•                  To disclose in writing to AAI’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies.  Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS.  In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

•                  To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.               In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party.  AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis.  In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

6. Describe any contacts from parties outside AAI (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

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CERTIFICATION

The undersigned employee of AAI certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:
Title:

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